JOHN HANCOCK MANAGED TAX-EXEMPT FUND
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 1996

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of John Hancock Managed Tax-Exempt Fund ("Managed Tax-Exempt Fund"), a series of Freedom Investment Trust (the "Trust"), a Massachusetts business trust, will be held at 101 Huntington Avenue, Boston, Massachusetts 02199 on Thursday, November 14, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting, for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization between Managed Tax-Exempt Fund and John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund"), a series of a Massachusetts business trust, providing for Tax-Free Bond Fund's acquisition of all of Managed Tax-Exempt Fund's assets in exchange solely for the assumption of Managed Tax-Exempt Fund's liabilities, and the issuance of Class A and Class B shares of Tax-Free Bond Fund to Managed Tax-Exempt Fund for distribution to its shareholders.

     2. To consider and act upon any other matters that may properly come before the Meeting or any adjournment of the Meeting.

     The Board of Trustees has fixed the close of business on September 20, 1996 as the record date to determine the shareholders who are entitled to receive this notice and to vote at the Meeting and any adjournment of the Meeting.

     If you cannot attend the Meeting in person, please complete, date and sign the enclosed proxy and return it to John Hancock Investor Services Corporation, 101 Huntington Avenue, Boston, Massachusetts 02199 in the enclosed envelope. It is important that you exercise your right to vote. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JOHN HANCOCK MANAGED TAX-EXEMPT FUND.


                                        By order of the Board of Trustees,


                                        SUSAN S. NEWTON, Secretary

Boston, Massachusetts
September 30, 1996

                      JOHN HANCOCK MANAGED TAX-EXEMPT FUND

                                 PROXY STATEMENT
                             ----------------------

                         JOHN HANCOCK TAX-FREE BOND FUND

                                   PROSPECTUS
                             ----------------------

     This Proxy Statement and Prospectus sets forth the information you should know before voting on the proposed reorganization of John Hancock Managed Tax-Exempt Fund ("Managed Tax-Exempt Fund") into John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund"). Please read it carefully and retain it for future reference.

     This Proxy Statement and Prospectus is accompanied by the Prospectus of Tax-Free Bond Fund dated September 30, 1996 (included as EXHIBIT A). Information about Managed Tax-Exempt Fund's shares is incorporated by reference from the Managed Tax-Exempt Fund Prospectus which is available at no charge upon request to Managed Tax-Exempt Fund at 1-800-225-5291.

     A Statement of Additional Information, dated September 30, 1996, relating to this Proxy Statement and Prospectus, and containing additional information about each of Tax-Free Bond Fund and Managed Tax-Exempt Fund, including historical financial statements, is on file with the Securities and Exchange
Commission ("SEC"). It is available at no charge from Tax-Free Bond Fund upon telephone request at the toll-free number stated above. The Statement of Additional Information is incorporated by reference into this Prospectus.

     This Proxy Statement and Prospectus relates to Class A and Class B shares of beneficial interest, no par value (collectively, the "Tax-Free Bond Fund Shares"), of Tax-Free Bond Fund which will be issued in exchange for all of Managed Tax-Exempt Fund's assets. In exchange for these assets, Tax-Free Bond Fund will also assume all of the liabilities of Managed Tax-Exempt Fund.

     The Tax-Free Bond Fund Class A Shares issued to Managed Tax-Exempt Fund for distribution to Managed Tax-Exempt Fund's Class A shareholders will have an aggregate net asset value equal to the aggregate net asset value of Managed Tax-Exempt Fund's Class A shares. The Tax-Free Bond Fund Class B Shares issued to Managed Tax-Exempt Fund for distribution to Managed Tax-Exempt Fund's Class B shareholders will have an aggregate net asset value equal to the aggregate net asset value of Managed Tax-Exempt Fund's Class B Shares. The asset values of Managed Tax-Exempt Fund and Tax-Free Bond Fund will be determined at the close of business (4:00 p.m. Eastern Time) on the Closing Date (as defined below) for purposes of the proposed reorganization.

     Following the receipt of Tax-Free Bond Fund Shares (1) Managed Tax-Exempt Fund will be liquidated, (2) the Tax-Free Bond Fund Shares will be distributed to Managed Tax-Exempt Fund's shareholders pro rata in exchange for their shares of Managed Tax-Exempt Fund and (3) Managed Tax-Exempt Fund will be terminated as a series of the Trust. Consequently, Class A Managed Tax-Exempt Fund shareholders will become Class A shareholders of Tax-Free Bond Fund, and Class B Managed Tax-Exempt Fund shareholders will become Class B shareholders of Tax-Free Bond Fund. These transactions are collectively referred to in this

------------------------
continued on next page)

     Shares of Tax-Free Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares of Tax-Free Bond Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued)
------------------

Proxy Statement and Prospectus as the "Reorganization." The Reorganization is being structured as a tax-free reorganization so that, in the opinion of tax counsel, no gain or loss will be recognized by Tax-Free Bond Fund, Managed Tax-Exempt Fund or the shareholders of Managed Tax-Exempt Fund. The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus, and in the Agreement and Plan of Reorganization that is attached as EXHIBIT B.

     Tax-Free Bond Fund is a diversified series of John Hancock Tax-Free Bond Trust (the "Bond Trust"), an open-end management investment company organized as a Massachusetts business trust in 1989. Tax-Free Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. Tax-Free Bond Fund seeks to obtain this objective by investing primarily in municipal obligations, including bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

     The principal place of business of both Tax-Free Bond Fund and Managed Tax-Exempt Fund is at 101 Huntington Avenue, Boston, Massachusetts 02199. Their toll-free telephone number is 1-800-225-5291.

     The date of this Proxy Statement and Prospectus is September 30, 1996.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INTRODUCTION............................................................    1
SUMMARY  ...............................................................    2
RISK FACTORS AND SPECIAL CONSIDERATIONS.................................   18
INFORMATION CONCERNING THE MEETING......................................   19
PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION................   21
CAPITALIZATION..........................................................   28
COMPARATIVE PERFORMANCE INFORMATION.....................................   29
BUSINESS OF MANAGED TAX-EXEMPT FUND.....................................    3
         General........................................................   33
         Investment Objective and Policies..............................   33
         Trustees.......................................................   33
         Investment Adviser and Distributor.............................   33
         Expenses.......................................................   34
         Custodian and Transfer Agent...................................   34
         Managed Tax-Exempt Fund Shares.................................   34
         Purchase of Managed Tax-Exempt Fund Shares.....................   34
         Redemption of Managed Tax-Exempt Fund Shares...................   34
         Dividends, Distributions and Taxes.............................   34
BUSINESS OF TAX-FREE BOND FUND..........................................   34
         Investment Objective and Policies..............................   35
         Trustees.......................................................   35
         Investment Adviser and Distributor.............................   35
         Expenses.......................................................   35
         Custodian and Transfer Agent...................................   35
         Tax-Free Bond Fund Shares......................................   35
         Purchase of Tax-Free Bond Fund Shares..........................   35
         Redemption of Tax-Free Bond Fund Shares........................   35
         Dividends, Distributions and Taxes.............................   36
EXPERTS  ...............................................................   36
AVAILABLE INFORMATION...................................................   36
AGREEMENT AND PLAN OF REORGANIZATION....................................  B-1

                                    EXHIBITS

A - Prospectus of John Hancock Tax-Free Bond Fund, dated September 30, 1996 (included with this document).

B - Agreement and Plan of Reorganization by and between John Hancock Managed Tax-Exempt Fund and John Hancock Tax-Free Bond Fund (attached to this document).

C - Annual Report to Shareholders of John Hancock Tax-Free Bond Fund, dated December 31, 1995 (included with this document).

D - Semi-annual Report to Shareholders of John Hancock Tax-Free Bond Fund, dated June 30, 1996 (included with this document).

                         PROXY STATEMENT AND PROSPECTUS
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                      JOHN HANCOCK MANAGED TAX-EXEMPT FUND
                        TO BE HELD ON NOVEMBER 14, 1996

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Freedom Investment Trust (the "Trust") on behalf of Managed Tax-Exempt Fund (the "Board of Trustees"). The proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of Managed Tax-Exempt Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199 on Thursday, November 14, 1996 at 9:00 a.m., Boston time, and at any adjournment or adjournments of the Meeting. The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

     This Proxy Statement and Prospectus incorporates by reference the Prospectus of Managed Tax-Exempt Fund, dated March 1, 1996, as supplemented August 27, 1996 (the "Managed Tax-Exempt Fund Prospectus"). It includes the prospectus of Tax-Free Bond Fund, dated September 30, 1996 (the "Tax-Free Bond Fund Prospectus"). The Managed Tax-Exempt Fund Prospectus is available upon request. The Annual Report to Shareholders of Tax-Free Bond Fund, dated December 31, 1995, and the Semi-annual Report to Shareholders of John Hancock Tax-Free Bond Fund, dated June 30, 1996, are included with this Proxy Statement and Prospectus. These materials will be mailed to shareholders of Managed Tax-Exempt Fund on or after September 30, 1996. Managed Tax-Exempt Fund's Annual Report to Shareholders and Semi-annual Report to Shareholders were previously sent to shareholders of Managed Tax-Exempt Fund on or about December 31, 1995 and June 30, 1996, respectively.

     As of September 20, 1996, 17,148,718 shares of beneficial interest of Managed Tax-Exempt Fund were outstanding. Shareholders of record on September 20, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting.

     All properly executed proxies received by management prior to the Meeting, unless revoked, will be voted at the Meeting according to the instructions on the proxies. If no instructions are given, shares of Managed Tax-Exempt Fund represented by proxies will be voted FOR the proposal (the "Proposal") to approve the Agreement and Plan of Reorganization (the "Agreement") between Managed Tax-Exempt Fund and Tax-Free Bond Fund.

     The  Board  of  Trustees   knows  of  no  business  to  be  presented   for
consideration at the Meeting other than that mentioned in the immediately preceding paragraph. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

     In addition to the mailing of these proxy materials, proxies may be solicited in person or by telephone by Trustees, officers and employees of Managed Tax-Exempt Fund; by personnel of Managed Tax-Exempt Fund's investment adviser, John Hancock Advisers, Inc. (the "Adviser") and its transfer agent, John Hancock Investor Services Corporation ("Investor Services"); or by broker-dealer firms. Investor Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to Managed Tax-Exempt Fund at a cost of approximately $10,000.

     Managed Tax-Exempt Fund and Tax-Free Bond Fund (each, a "Fund" and collectively, the "Funds") will each bear its own fees and expenses in connection with the Reorganization discussed in this Proxy Statement and Prospectus.

     The information concerning Managed Tax-Exempt Fund in this Proxy Statement and Prospectus has been supplied by Managed Tax-Exempt Fund. The information concerning Tax-Free Bond Fund in this Proxy Statement and Prospectus has been supplied by Tax-Free Bond Fund.

                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus. The summary is qualified by reference to the more complete information contained in this Proxy Statement and Prospectus, and in the EXHIBITS attached to or included with this document. Please read this entire Proxy Statement and Prospectus carefully.

REASONS FOR THE PROPOSED REORGANIZATION

The Trust's Board of Trustees, on behalf of Managed Tax-Exempt Fund, has determined that the proposed Reorganization is in the best interests of Managed Tax-Exempt Fund and its shareholders. In making this determination, the Trustees considered several relevant factors, including (i) the fact that Tax-Free Bond Fund is more widely recognized in the broker community as John Hancock's primary national tax-exempt fund, making it increasingly difficult to attract assets to Managed Tax-Exempt Fund, (ii) the fact that the investment objectives and policies of the Funds are substantially similar, (iii) the fact that combining the Funds' assets into a single portfolio will enable Tax-Free Bond Fund to achieve greater diversification than either Fund is now able to achieve, (iv) the fact that the Tax-Free Bond Fund Shares received in the Reorganization will provide existing Managed Tax-Exempt Fund shareholders with substantially the same investment advantages that they currently enjoy at a comparable level of risk, and (v) the fact that there is a reasonable likelihood that the

Reorganization may result in improved economies of scale over time and a corresponding decrease in the total expenses borne by Managed Tax-Exempt Fund's shareholders. For a more detailed discussion of the reasons for the proposed Reorganization, see "Proposal to Approve the Agreement and Plan of Reorganization--Reasons for the Proposed Reorganization."

THE FUNDS' EXPENSES

     Both Funds and their shareholders are subject to various fees and expenses. The two tables set forth below show the shareholder transaction and operating expenses of Class A and Class B shares of the Funds and the effect of applicable expense limitations. These expenses are based on fees and expenses incurred during each Fund's most recently completed fiscal year and with respect to Managed Tax-Exempt Fund adjusted to reflect operating expenses to June 30, 1996 and with respect to Tax-Free Bond Fund (Pro Forma) adjusted to reflect changes to fees and expenses effective December 23, 1996.

Managed Tax-Exempt Fund
                                                         Class A         Class B
                                                          Shares          Shares
                                                          ------          ------

Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
    (As a percentage of offering price).................   4.50%           None
Maximum sales charge imposed on reinvested
    dividends...........................................   None            None
Maximum deferred sales charge...........................   None(1)         5.00%
Redemption fee (2)......................................   None            None
Exchange fee............................................   None            None

Annual Fund Operating Expenses
    (As a percentage of average net assets)
Management fee (after expense limitation) (3)...........   0.55%           0.55%
12b-1 fee (4)...........................................   0.30%           1.00%
Other expenses..........................................   0.21%           0.21%
Total Fund operating expenses (after expense
    limitation)(3)......................................   1.06%           1.76%

(1) No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.

(2)  Does not include wire redemption fee (currently $4.00).

(3) Reflects the Adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.60% for each class and total Fund operating expenses would be 1.11% for Class A and 1.81% for Class B.

(4) The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average daily net assets, and the remaining portion will be used to cover distribution expenses.

Tax-Free Bond Fund
                                                         Class A         Class B
                                                          Shares          Shares
                                                          ------          ------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
    (As a percentage of offering price).................   4.50%           None
Maximum sales charge imposed on reinvested
    dividends...........................................   None            None
Maximum deferred sales charge...........................   None(1)         5.00%
Redemption fee (2)......................................   None            None
Exchange fee............................................   None            None

Annual Fund Operating Expenses
    (As a percentage of average net assets)
Management fee .........................................   0.55%           0.55%
12b-1 fee (3)...........................................   0.25%           1.00%
Other expenses..........................................   0.29%           0.29%
Total Fund operating expenses (4).......................   1.09%           1.84%

(1) No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.


(2)  Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(4) Until December 23, 1996, the Adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Prior to December 23, 1996, total Fund operating expenses are 0.99% for Class A and 1.74% for Class B. Effective December 23, 1996, the 12b-1 fee will be increased from 0.15% to 0.25% for Class A and from 0.90% to 1.00% for Class B and total fund operating expenses are those shown in the table above.

Tax-Free Bond Fund (Pro Forma)

     The table set forth below shows the pro forma operating expenses of Class A and Class B shares of Tax-Free Bond Fund which assumes (i) that the Reorganization took place on June 30, 1996; (ii) that the Rule 12b-1 fee for Class A shares is 0.25%; and (iii) that the Fund's distributor is paid the entire amount of the Class B Rule 12b-1 fee. These expenses are based on fees and expenses incurred during Tax-Free Bond Fund's most recently completed fiscal year.

                                                         Class A         Class B
                                                          Shares          Shares
                                                          ------          ------
Shareholder Transaction Expenses

Maximum sales charge imposed on purchases
    (As a percentage of offering price).................   4.50%           None
Maximum sales charge imposed on reinvested
    dividends...........................................   None            None
Maximum deferred sales charge...........................   None(1)         5.00%
Redemption fee (2)......................................   None            None
Exchange fee............................................   None            None

Annual Fund Operating Expenses
    (As a percentage of average net assets)
Management fee (3)......................................   0.53%           0.53%
12b-1 fee (4)...........................................   0.25%           1.00%
Other expenses..........................................   0.24%           0.24%
Total Fund operating expenses (5).......................   1.02%           1.77%

(1) No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.

(2)  Does not include wire redemption fee (currently $4.00).

(3) Reflects lower management fee rate applicable to the Fund's average daily net assets in excess of $500,000,000 as of June 30, 1996.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(5) Until December 23, 1996, the Adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Effective December 23, 1996, the 12b-1 fee will be increased from 0.15% to 0.25% for Class A and from 0.90% to 1.00% for Class B. Prior to the increase, total Fund operating expenses would be 0.92% for Class A and 1.67% for Class B.

     If the Reorganization is consummated, the actual total operating expenses of Class A and Class B shares of Tax-Free Bond Fund may vary from the pro forma operating expenses indicated above due to changes in the net asset values of Managed Tax-Exempt Fund and/or Tax-Free Bond Fund between June 30, 1996 and the Closing Date (defined below).

Example

     The following example illustrates the expenses you would pay on a $1,000 investment under the existing fees for Class A and Class B shares of each of Managed Tax-Exempt Fund and Tax-Free Bond Fund and under the pro forma fees if the Reorganization had occurred on June 30, 1996. The example assumes (1) a 5% annual return and (2) redemption at the end of each time period.

                 Class A         Class B
                  Shares          Shares      Class A      Class B       Pro         Pro
                 Managed         Managed       Shares       Shares      Forma       Forma
               Tax-Exempt      Tax-Exempt     Tax-Free     Tax-Free     Class A     Class B
                  Fund            Fund          Bond         Bond       Shares      Shares
                  ----            ----          ----         ----       ------      ------
 1 year           $ 55            $ 68          $ 56         $ 69        $ 55        $ 68
 3 years            77              85            78           88          76          86
 5 years           101             115           102          120          99         116
10 years           169             189           172          196         164         189

     Assuming there is no redemption at the end of each time period, the expenses you would pay on the same investment would be as follows:

                                 Class B
                                  Shares                   Class B                   Pro
                                 Managed                    Shares                  Forma
                               Tax-Exempt                  Tax-Free                 Class B
                                  Fund                    Bond Fund                 Shares
                                  ----                    ---------                 ------
 1 year                           $ 18                       $ 19                    $ 18
 3 years                            55                         58                      56
 5 years                            95                        100                      96
10 years                           189                        196                     189

         The purpose of this example and the tables set forth above is to help you understand the various costs and expenses of investing in each of the Funds and what the costs would be had the Reorganization already occurred. The example above should not be considered a representation of future expenses of the Funds or of Tax-Free Bond Fund after the Reorganization. Actual expenses may vary from year to year and may be higher or lower than those shown above.

THE FUNDS' INVESTMENT ADVISER

     John Hancock Advisers, Inc. acts as investment adviser to both Funds.

BUSINESS OF MANAGED TAX-EXEMPT FUND

     Managed Tax-Exempt Fund is a diversified open-end management investment company organized as a series of the Trust, a Massachusetts business trust. Managed Tax-Exempt Fund commenced operations in 1987. As of June 30, 1996, Managed Tax-Exempt Fund's net assets were $198,981,567. Frank A. Lucibella has been leader of the Fund's portfolio management team since joining the Adviser in 1988.

BUSINESS OF TAX-FREE BOND FUND

     Tax-Free Bond Fund is a diversified open-end management investment company organized as a series of Bond Trust, a Massachusetts business trust. Tax-Free Bond Fund commenced operations in 1989. As of June 30, 1996, Tax-Free Bond Fund's net assets were $650,489,968. Thomas C. Goggins has been leader of the Fund's portfolio management team since joining the Adviser in April 1995. A senior vice president of the Adviser, Mr. Goggins has been in the investment business since 1986.


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF MANAGED TAX-EXEMPT FUND AND TAX-FREE BOND FUND

     Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

     In considering whether to approve the Reorganization, you should consider any differences between the two Funds' investment policies. For a discussion of the risks associated with an investment in the Funds, see "Risk Factors and Special Considerations."

                         Managed Tax-Exempt Fund        Tax-Free Bond Fund
                         -----------------------        ------------------

Investment Objective:    The Fund seeks to              The Fund seeks as
                         provide as high a              high a level of current
                         level of current               income exempt from
                         income exempt from             federal income tax as
                         federal income tax             is consistent with
                         as is consistent               preservation of capital.
                         with preservation
                         of capital, by
                         investing primarily
                         in municipal securities.

Primary Investments:     The types of                  The types of
                         securities in which           securities in which
                         the Fund may invest           the Fund may invest
                         include:                      include:

                         (1) municipal securities      (1) municipal bonds,
                         with varying maturities,      notes and commercial
                         the interest from which       paper, the interest on
                         is, in the opinion of         which is exempt from
                         bond counsel for the          federal income taxes,
                         issuer, exempt from           including debt
                         federal income tax,           obligations issued by or
                         including general             on behalf of the states,
                         obligation and revenue        territories and
                         bonds ("Municipal             possessions of the United
                         Securities") and              States; the District of
                         short-term municipal          Columbia; and the
                         securities consisting of      political subdivisions,
                         short-term municipal          agencies or
                         notes and short-term          instrumentalities thereof
                         municipal loans and           ("Municipal Bonds"); and
                         obligations, including
                         municipal paper, master
                         demand notes and variable
                         rate demand notes
                         ("Short-Term
                         Municipals"); and

                         (2) cash, receivables and     (2) private activity
                         short-term taxable            bonds (the interest on
                         investments such as (a)       which may be treated as a
                         U.S. Treasury                 tax preference item under
                         obligations, (b)              the federal alternative
                         obligations of agencies       minimum tax) and in
                         and instrumentalities of      taxable and tax-free
                         the U.S. Government and       investment grade
                         (c) money market              short-term securities
                         instruments ("Short-Term      ("Short-Term
                         Taxable Investments").        Securities").

Investment Policies:     (1) At least 80% of the       (1) At least 80% of the
                         Fund's total assets will      Fund's total assets will
                         consist of Municipal          be invested in Municipal
                         Securities.                   Bonds.

                         (2) At least 65% of the       (2) At least 65% of the
                         Fund's investments in (a)     Fund's assets will
                         Municipal Securities will     normally be invested in
                         be rated investment grade     Municipal Bonds rated at
                         by Moody's Investors          least investment grade by
                         Service, Inc.                 an NRSRO or, if not
                         ("Moody's"), by Standard      rated, determined by the
                         and Poor's Ratings Group      Adviser to be of
                         ("S&P") or by Fitch           comparable quality.
                         Investor Services, Inc.
                         ("Fitch") (each, an
                         "NRSRO") or, if not
                         rated, determined by the
                         Adviser to be of
                         comparable quality and
                         (b) Short-Term Municipals
                         will be rated within the
                         three highest ratings by
                         an NRSRO.

                         (3) No more than 20% of       (3) No more than 20% of
                         the Fund's total assets       the Fund's total assets
                         will consist of               will be invested in
                         Short-Term Taxable            Short-Term Securities
                         Investments; and no more      (except that, for
                         than 25% of the Fund's        temporary defensive
                         total assets will be          purposes, up to 100% of
                         invested in Short-Term        the Fund's total assets
                         Municipals.                   may be invested in
                                                       Short-Term Securities).

                         (4) Up to 35% of the          (4) Up to 35% of the
                         Fund's total assets may       Fund's total assets may
                         (subject to Trustee           be invested in Municipal
                         approval) be invested         Bonds rated B or better
                                                       by
                         in Tax-Exempt Bonds rated     an NRSRO or, if unrated,
                         B or better by an NRSRO.      determined by the Adviser
                                                       to be of comparable
                                                       quality.

                         (5) The Fund reserves the     (5) No more than 25% of
                         right to invest more than     the Fund's total assets
                         25% of its assets in          may be invested in
                         industrial development        industrial development or
                         bonds or in issuers           pollution control bonds
                         located in any particular     which are dependent,
                         state.                        directly or indirectly,
                                                       on the revenues or credit
                                                       of private entities in
                                                       any one industry.

                         (6) There is no limit on      (6) There is no limit on
                         the Fund's average            the Fund's average
                         portfolio maturity.           portfolio maturity.

Investment               The investment restrictions applicable to Tax-Free Bond
Restrictions:            Fund are substantially similar to or more restrictive
                         than those of Managed Tax-Exempt Fund, except as noted below:

                         (1) The Fund may not          (1) The Fund may not
                         borrow money, except from     borrow money, except from
                         banks as a temporary          banks as a temporary or
                         measure and not to exceed     emergency measure and not
                         10% of the Fund's total       to exceed 15% of the
                         assets.                       Fund's total assets.


                         (2) The Fund may not lend     (2) The Fund may lend
                         portfolio securities.         portfolio securities in
                                                       an amount not exceeding
                                                       33 1/3% of the Fund's
                                                       total assets.

Other Investments:       The Fund may purchase         The Fund may purchase
                         restricted and illiquid       tax-exempt participation
                         securities, enter into        interests and municipal
                         repurchase agreements,        lease obligations, lend
                         purchase securities on a      its portfolio securities,
                         forward commitment or         enter into repurchase
                         when-issued basis,            agreements and reverse
                         acquire stand-by              repurchase agreements,
                         commitments, write listed     purchase restricted and
                         and over-the-counter          illiquid securities,
                         covered call and put          purchase securities on a
                         options on securities,        when-issued or forward
                         securities indices and        commitment basis, buy and
                         currency up to 100% of        sell futures contracts
                         its net assets and            and related options and
                         purchase listed and           purchase options on
                         over-the-counter call and     securities and securities
                         put options on                indices, invest in
                         securities, securities        variable and floating
                         indices and currency,         rate instruments, swaps,
                         invest in variable rate       caps, floors and collars
                         and floating rate             and engage in short-term
                         obligations and engage in     trading.
                         short-term trading.

FORM OF ORGANIZATION

     Managed Tax-Exempt Fund is a series of the Trust, a Massachusetts business trust organized in 1984. Tax-Free Bond Fund is a series of Bond Trust, a Massachusetts business trust organized in 1989. Both Funds have authorized and outstanding Class A and Class B shares. After the Reorganization, Managed Tax-Exempt Fund's Class A and Class B shareholders will become Class A and Class B shareholders, respectively, of Tax-Free Bond Fund.

     Each share of a class of each Fund represents an equal proportionate interest in the assets belonging to that class of such Fund. The shares of each Fund's classes represent an interest in the same portfolio of investments of that Fund. Except as stated below, each Fund's classes have equal rights as to voting, redemption, dividends and liquidation. Each class bears different distribution fees and may bear other expenses properly attributable to that class. Shareholders of each Fund's classes have exclusive voting rights with respect to the Rule 12b-1 distribution plan relating to their respective class of shares.

SALES CHARGES AND DISTRIBUTION AND SERVICE FEES

     Sales Charges. Both Funds impose an initial sales charge on Class A shares as described above in the table under the caption "The Funds' Expenses." An initial sales charge does not apply to Class A shares acquired through the reinvestment of dividends from net investment income or capital gain distributions.

     Tax-Free Bond Fund Class A Shares acquired by Managed Tax-Exempt Fund's Class A shareholders pursuant to the Reorganization will not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") at the time of the Reorganization.

     Tax-Free Bond Fund and Managed Tax-Exempt Fund do not impose an initial sales charge on Class B shares. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, Class B shareholders will not be assessed a CDSC on an increase in account value above the initial purchase price, including shares derived from reinvested dividends. The amount of the CDSC, if any, will vary depending on the number of years from the time the Class B shares were purchased until the time they are redeemed, as follows:

Year in Which Class B                   The CDSC as a Percentage
   Shares Redeemed                          of Dollar Amount
 Following Purchase                          Subject to CDSC
 ------------------                          ---------------

    First                                           5.0%
    Second                                          4.0%
    Third                                           3.0%
    Fourth                                          3.0%
    Fifth                                           2.0%
    Sixth                                           1.0%
    Seventh and thereafter                          None

     Class B shares of Tax-Free Bond Fund acquired by Managed Tax-Exempt Fund's Class B shareholders pursuant to the Reorganization will not be subject to any CDSC at the time of the Reorganization, but will remain subject to any CDSC applicable upon redemption of these shares. For purposes of computing the CDSC payable upon redemption of Class B shares of Tax-Free Bond Fund acquired pursuant to the Reorganization and the schedule for automatic conversion of Class B shares into Class A shares, the holding period of the Managed Tax-Exempt Fund Class B shares will be added to that of the Tax-Free Bond Fund Class B shares acquired in the Reorganization.

     Distribution and Service Fees. Both Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under these plans, each Fund may pay fees to John Hancock Funds, Inc. ("John Hancock Funds") to reimburse distribution and service expenses incurred in connection with the Funds' Class A shares. With respect to Managed Tax-Exempt Fund Class A shares, these fees are payable at an annual rate of up to 0.30% of the average daily net assets of the Fund attributable to Class A shares. With respect to Tax-Free Bond Fund Class A shares, these fees are payable at an annual rate of up to 0.15% of the average daily net assets of the Fund attributable to Class A shares. Of the fee payable by each Fund, up to 0.25% and 0.15%, respectively, of the net assets of Managed Tax-Exempt Fund and Tax-Free Bond Fund attributable to Class A shares may be used for service expenses and any remainder for distribution expenses. The fee with respect to Tax-Free Bond Fund Class A shares will increase to 0.25% on December 23, 1996, as approved by the shareholders of Tax-Free Bond Fund at their June 1996 special meeting of shareholders.

     In addition, under the plans, each Fund may pay fees to John Hancock Funds to reimburse it for distribution and service expenses incurred in connection with Class B shares. With respect to Managed Tax-Exempt Fund's Class B shares, these fees are payable at an annual rate of up to 1.00% of the average daily net assets of the Fund attributable to Class B shares. With respect to Tax-Free Bond Fund Class B shares, these fees are also payable at an annual rate of up to 1.00% of the average daily net assets of the Fund attributable to Class B shares; however, the Fund and John Hancock Funds have agreed to limit the payment of expenses pursuant to the Tax-Free Bond Fund's Class B plan to 0.90%. Of the fee payable by each Fund, up to 0.25% of the net assets of each Fund attributable to Class B shares may be used for service expenses and the remainder for distribution expenses. The agreement with John Hancock Funds to limit the payment of Class B Rule 12b-1 fees to 0.90% will terminate on December 23, 1996, after which the fee with respect to Tax-Free Bond Fund Class B shares will increase to 1.00%.

PURCHASES AND EXCHANGES

     Shares of each Fund may be purchased through certain broker-dealers and through John Hancock Funds at the public offering price, which is based on the next determined net asset value per share, plus any applicable sales charge. The minimum initial investment in shares of each Fund is $1,000 ($250 for group investments and retirement plans). In anticipation of the Reorganization, after the Record Date, no new accounts may be opened in Managed Tax-Exempt Fund, except for participants in existing Qualified Retirement Plans. Existing shareholders of Managed Tax-Exempt Fund may continue to acquire shares of the Fund after the Record Date by direct purchase, through a monthly automatic accumulation plan or through the reinvestment of dividends and distributions.

     Shareholders of each Fund may exchange their shares at net asset value for shares of the same class, if applicable, of other John Hancock funds. For this purpose, the shares of John Hancock funds with only one class of shares are treated as Class A shares whether or not they have been so designated. Shares of any fund acquired by exchange that are subject to a CDSC will incur the CDSC upon redemption. The rate of this charge will be the rate in effect for the exchanged shares at the time of the exchange (except that exchanges into John Hancock Short-Term Strategic Fund, John Hancock Limited Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). The exchange privilege is available only in states where the exchange can be made legally.

MANAGEMENT FEES

     Managed Tax-Exempt Fund pays management fees to the Adviser as follows:

           Net Asset Value                      Annual Rate
           ---------------                      -----------

           First $250,000,000                       0.60%
           Next $500,000,000                        0.50%
           Amount over $750,000,000                 0.45%

     During the fiscal year ended October 31, 1995, Managed Tax-Exempt Fund paid investment management fees of $1,247,519 to the Adviser.


     Tax-Free Bond Fund pays management fees to the Adviser as follows:

           Net Asset Value                      Annual Rate
           ---------------                      -----------

           First $500,000,000                       0.55%
           Next $500,000,000                        0.50%
           Amount over $1,000,000,000               0.45%

     During the fiscal year ended December 31, 1995, Tax-Free Bond Fund paid investment management fees of $839,913 to the Adviser. After the Reorganization is completed, the assets of Tax-Free Bond Fund attributable to Managed Tax-Exempt Fund will be subject to a lower management fee rate, although the Fund asset breakpoints will be higher. At the projected asset size of Tax-Free Bond Fund after the Reorganization, the management fees attributable to Managed Tax-Exempt Fund will be very slightly decreased.

DISTRIBUTION PROCEDURES

     It is the policy of both Funds to declare dividends daily and to pay dividends monthly from net investment income. Each Fund also distributes annually all of its other net income, including any net short-term and long-term capital gains it has realized. Managed Tax-Exempt Fund will make, immediately prior to the Closing Date (as defined below), a distribution of any net income and net realized capital gains it has not yet distributed.

REINVESTMENT OPTIONS

     Unless an election is made to receive cash, the shareholders of both Funds automatically reinvest all of their respective dividends and capital gain distributions in additional shares of the same class of the same Fund. These reinvestments are made at the net asset value per share and are not subject to any sales charge.

REDEMPTION PROCEDURES

     Shares of both Funds may be redeemed on any business day at a price equal to the net asset value of the shares next determined after receipt of a redemption request in good order, less any applicable CDSC. Alternatively, shareholders of both Funds may sell their shares through securities dealers, who may charge a fee. Redemptions and repurchases of Class B shares and certain Class A shares of each Fund are subject to the applicable CDSC, if any. Class A and Class B shares of Managed Tax-Exempt Fund may be redeemed up to and including the Closing Date (as defined below).

REORGANIZATION

     Effect of the Reorganization. Pursuant to the terms of the Agreement, the proposed Reorganization will consist of the acquisition by Tax-Free Bond Fund of all the assets of Managed Tax-Exempt Fund in exchange solely for (i) the assumption by Tax-Free Bond Fund of all the liabilities of Managed Tax-Exempt Fund and (ii) the issuance of Tax-Free Bond Fund Class A and Class B Shares equal to the value of these assets, less the amount of these liabilities, to Managed Tax-Exempt Fund. As part of the liquidation process, Managed Tax-Exempt Fund will immediately distribute to its shareholders these Tax-Free Bond Fund Shares in exchange for their shares of Managed Tax-Exempt Fund. Consequently, Class A shareholders of Managed Tax-Exempt Fund will become Class A shareholders of Tax-Free Bond Fund and Class B shareholders of Managed Tax-Exempt Fund will become Class B shareholders of Tax-Free Bond Fund. After completion of the Reorganization, the existence of Managed Tax-Exempt Fund as a series of the Trust will be terminated.

     The Reorganization will become effective as of 5:00 p.m. on the closing date, scheduled for December 6, 1996, or another date on or before June 30, 1997 as authorized representatives of the Funds may agree (the "Closing Date"). The Tax-Free Bond Fund Class A shares issued to Managed Tax-Exempt Fund for distribution to Managed Tax-Exempt Fund's Class A shareholders will have an aggregate net asset value equal to the aggregate net asset value of Managed Tax-Exempt Fund's Class A shares. Similarly, the Tax-Free Bond Fund Class B shares issued to Managed Tax-Exempt Fund for distribution to Managed Tax-Exempt Fund's Class B shareholders will have an aggregate net asset value equal to the aggregate net asset value of Managed Tax-Exempt Fund's Class B shares. For purposes of the Reorganization, the Funds' respective asset values will be determined as of the close of business (4:00 p.m. Eastern Time) on the Closing Date.

     The Board of Trustees of the Trust on behalf of Managed Tax-Exempt Fund, including the trustees who are not "interested persons" of either Fund or the Adviser (the "Independent Trustees"), approved the Reorganization, and determined that it was in the best interests of Managed Tax-Exempt Fund and that the interests of Managed Tax-Exempt Fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Bond Trust, on behalf of Tax-Free Bond Fund, including the Trustees not affiliated with either Fund or the Adviser, approved the Reorganization, and determined that it was in the best interests of Tax-Free Bond Fund and that the interests of Tax-Free Bond Fund's shareholders would not be diluted as a result of the Reorganization.

TAX CONSIDERATIONS

     The consummation of the Reorganization is subject to the receipt of an opinion of Hale and Dorr, counsel to the Funds, satisfactory to each Fund, which will provide generally (as more specifically set forth in the Agreement) that with respect to the transfers and exchanges comprising the Reorganization:

     (a) The acquisition by Tax-Free Bond Fund of all of the assets of Managed Tax-Exempt Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Managed Tax-Exempt Fund and Tax-Free Bond Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by Managed Tax-Exempt Fund upon (i) the transfer of all of its assets to Tax-Free Bond Fund and (ii) the distribution by Managed Tax-Exempt Fund of the Tax-Free Bond Fund Shares received in exchange for these assets to the shareholders of Managed Tax-Exempt Fund;

     (c) no gain or loss will be recognized by Tax-Free Bond Fund upon the receipt of Managed Tax-Exempt Fund's assets;

     (d) the basis of the assets of Managed Tax-Exempt Fund acquired by Tax-Free Bond Fund will remain the same as immediately prior to the transfer;

     (e) the tax holding period of the assets of Managed Tax-Exempt Fund in the hands of Tax-Free Bond Fund will include Managed Tax-Exempt Fund's tax holding period for those assets;

     (f) the shareholders of Managed Tax-Exempt Fund will not recognize gain or loss upon the exchange of their shares of Managed Tax-Exempt Fund solely for Tax-Free Bond Fund Shares in the Reorganization;

     (g) the basis of the Tax-Free Bond Fund Shares received by Managed Tax-Exempt Fund shareholders in the Reorganization will be the same as the basis of their Managed Tax-Exempt Fund shares; and

     (h) the tax holding period of the Tax-Free Bond Fund Shares received by Managed Tax-Exempt Fund shareholders will include the tax holding period of their Managed Tax-Exempt Fund shares that were held as capital assets.

THE MEETING

     Time, Place and Date. The Meeting will be held on Thursday, November 14, 1996, at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Boston time.

RECORD DATE

     The Record Date for determining shareholders entitled to notice of and to vote at the Meeting is September 20, 1996.

VOTE REQUIRED

     Approval of the Agreement by the shareholders of Managed Tax-Exempt Fund requires the affirmative vote of a majority of the shares of Managed Tax-Exempt Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Managed Tax-Exempt Fund means the vote of the lesser of
(i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Reorganization does not require the approval of Tax-Free Bond Fund's shareholders. See "Proposal to Approve the Agreement and Plan of Reorganization--Voting Rights and Required Vote."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Please see the Tax-Free  Bond Fund  Prospectus  and the Managed  Tax-Exempt
Fund Prospectus for a more complete description of each Fund's investment objectives and policies, as well as their risk factors. In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds' investment objectives, policies and risk factors.

     The investment objectives and policies of the Funds are substantially similar. For this reason, the risks associated with an investment in the Funds are substantially similar. Each Fund invests primarily in municipal bonds and other securities whose interest is exempt from Federal income taxes. Under normal circumstances, at least 80% of each Fund's total assets will be invested in these securities.

     At least 65% of Tax-Free Bond Fund's total assets will normally be invested in municipal bonds rated at least investment grade by an NRSRO. Municipal notes and municipal commercial paper must be similarly rated by an NRSRO. Up to 35% of Tax-Free Bond Fund's total assets may be invested in municipal bonds rated B or better by an NRSO. If the Fund's investments are unrated, the Adviser must determine that they are of comparable credit quality to the ratings described above. The Fund may retain any of these instruments if their ratings are downgraded below permissible ratings until the Adviser determines that disposing of them is in the Fund's best interests. Municipal bonds that are rated at the lowest level of investment grade have some speculative characteristics and may pose greater risks involving the issuer's ability to make interest and principal payments than those associated with higher rated securities.

     Under normal circumstances, at least 65% of Managed Tax-Exempt Fund's total assets will be invested in (i) municipal securities rated at least investment grade by an NRSRO or (ii) short-term municipal securities rated within the three highest rating categories of an NRSRO. If these investments are unrated, the Adviser must determine that they are of equivalent quality. Up to 35% of Managed Tax-Exempt Fund's total assets may (subject to Trustee approval) be invested in tax-exempt bonds rated B or better by an NRSRO.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION, REVOCATION AND USE OF PROXIES

     A majority of Managed Tax-Exempt Fund's outstanding shares that are entitled to vote will be considered a quorum for the transaction of business. A Managed Tax-Exempt Fund shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised, by filing a written notice of revocation with Managed Tax-Exempt Fund's transfer agent, Investor Services, P.O. Box 9116, Boston, Massachusetts 02205-9116, or by returning a duly executed proxy with a later date before the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and wishes to vote in person may revoke his or her proxy by notifying the Secretary of Managed Tax-Exempt Fund (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

     If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of the shares of Managed Tax-Exempt Fund, represented in person or by proxy, at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the Reorganization, the persons named as proxies will vote those proxies in favor of the Reorganization in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

     In addition to the solicitation of proxies by mail or in person, Managed Tax-Exempt Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the Adviser or Investor Services. Investor Services may engage a proxy solicitation firm to assist in the solicitation of votes. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. The Fund has not sought to obtain an opinion of counsel on this matter and is unaware of any challenge at this time. A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

OUTSTANDING SHARES

     At the close of business on September 20, 1996, 3,503,385 Class A and 13,645,332 Class B shares of beneficial interest of Managed Tax-Exempt Fund were outstanding and entitled to vote. Only Managed Tax-Exempt Fund shareholders of record at the close of business on September 20, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting. As of September 20, 1996, 54,163,591 Class A and 7,856,959 Class B shares of beneficial interest of Tax-Free Bond Fund were outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF MANAGED TAX-EXEMPT FUND AND TAX-FREE BOND FUND

     To the knowledge of Managed Tax-Exempt Fund, as of September 20, 1996, no persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of beneficial interest of Managed Tax-Exempt Fund.

     To the knowledge of Tax-Free Bond Fund, as of September 20, 1996, the following person owned of record or beneficially 5% or more of the outstanding Class B shares of beneficial interest of Tax-Free Bond Fund: Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484 (803,527 shares (10.23%)).

     As of September 20, 1996, the Trustees and officers of Managed Tax-Exempt Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of beneficial interest of Managed Tax-Exempt Fund. As of September 20, 1996, the Trustees and officers of Tax-Free Bond Fund, as a group, owned in the aggregate less than 1% of the outstanding Class A and Class B shares of beneficial interest of Tax-Free Bond Fund.

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

GENERAL

     The shareholders of Managed Tax-Exempt Fund are being asked to approve the Agreement, a copy which is attached as EXHIBIT B. The Reorganization will consist of: (a) the transfer of all of Managed Tax-Exempt Fund's assets to Tax-Free Bond Fund, in exchange solely for the issuance of Tax-Free Bond Fund Shares to Managed Tax-Exempt Fund and the assumption of Managed Tax-Exempt Fund's liabilities by Tax-Free Bond Fund, (b) the subsequent distribution by Managed Tax-Exempt Fund, as part of its liquidation, of the Tax-Free Bond Fund Shares to Managed Tax-Exempt Fund's shareholders and (c) the termination of Managed Tax-Exempt Fund's existence as a series of the Trust. The Tax-Free Bond Fund Class A shares issued upon the consummation of the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the assets attributable to Managed Tax-Exempt Fund's Class A shares, less liabilities attributable to Managed Tax-Exempt Fund's Class A shares. Similarly, the Tax-Free Bond Fund Class B shares issued upon the consummation of the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the assets attributable to Managed Tax-Exempt Fund's Class B shares, less liabilities attributable to Managed Tax-Exempt Fund's Class B shares. As noted above, the asset values of Managed Tax-Exempt Fund and Tax-Free Bond Fund will be determined at the close of business (4:00 p.m. Eastern Time) on the Closing Date for purposes of the Reorganization. See "Description of Agreement" below.

     Pursuant to the Agreement, Managed Tax-Exempt Fund will liquidate and distribute the Tax-Free Bond Fund Shares received, as described above, pro rata to the shareholders of record of each class determined as of the close of regular trading on the New York Stock Exchange on the Closing Date. The result of the transfer of assets will be that Tax-Free Bond Fund will add to its portfolio the net assets of Managed Tax-Exempt Fund. Class A shareholders of Managed Tax-Exempt Fund will become Class A shareholders of Tax-Free Bond Fund, and Class B shareholders of Managed Tax-Exempt Fund will become Class B shareholders of Tax-Free Bond Fund.

     The Agreement and the Reorganization were approved by the Board of Trustees of the Trust on behalf of Managed Tax-Exempt Fund at a meeting held on August 27, 1996. The Agreement and the Reorganization were approved by the Board of Trustees of Bond Trust on behalf of Tax-Free Bond Fund at a meeting held on September 10, 1996. In connection with their approval of the Reorganization, the Boards of Trustees considered several matters described in greater detail below under the caption "Reasons for the Proposed Reorganization."

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of the Trust on behalf of Managed Tax-Exempt Fund believes that the proposed Reorganization will be advantageous to the shareholders of Managed Tax-Exempt Fund in several respects. The Board of Trustees considered the following matters, among others, in approving the Proposal.

     First, the Board of Trustees considered the fact that Tax-Free Bond Fund is more widely recognized in the broker community as John Hancock's primary national tax-exempt fund, making it increasingly difficult to attract assets to Managed Tax-Exempt Fund.

     Second, the Board of Trustees believes that it is not advantageous to operate and market Managed Tax-Exempt Fund separately from Tax-Free Bond Fund because their investment objectives and policies are substantially similar. By being offered simultaneously, each Fund hinders the other Fund's potential for asset growth. For a complete description of Tax-Free Bond Fund's investment objectives and policies, see the Tax-Free Bond Fund Prospectus included as EXHIBIT A.

     Third, the Board of Trustees considered that shareholders may be better served by a fund offering greater diversification. To the extent that the Funds' assets are combined into a single portfolio and a larger asset base is created as a result of the Reorganization, greater diversification of Tax-Free Bond Fund's investment portfolio can be achieved than is currently possible in either Fund. Greater diversification is expected to be beneficial to shareholders of both Funds because it may reduce the negative effect which the adverse performance of any one security may have on the performance of the entire portfolio.

     Fourth, the Board of Trustees believes that the Tax-Free Bond Fund Shares received in the Reorganization will provide existing Managed Tax-Exempt Fund shareholders with substantially the same investment advantages that they currently enjoy at a comparable level of risk. The Board of Trustees also considered the performance history of each Fund.

     Fifth, a combined fund offers economies of scale that may have a positive effect on the expenses currently borne by Managed Tax-Exempt Fund, and hence, indirectly, its shareholders. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. However, the Board also noted that Managed Tax-Exempt Fund has been unable recently to attract investors and this may result over time in a decrease of economies of scale and an increase in the Fund's total operating expenses. The Board of Trustees reasonably concluded that the Reorganization may produce economies of scale for the surviving fund that could result in a decrease over time in the expenses borne indirectly by all of Managed Tax-Exempt Fund's shareholders. See expense information in "Summary--the Funds' Expenses."

     The Board of Trustees of Tax-Free Bond Fund considered the fact that, from the perspective of Tax-Free Bond Fund, the Reorganization presents an excellent opportunity to acquire assets without the obligation to pay commissions or other similar costs that are normally associated with the purchase of securities. This opportunity provides an economic benefit to Tax- Free Bond Fund and its shareholders.

     The Boards of Trustees of both Boards also considered the fact that the Adviser and John Hancock Funds will receive certain benefits from the Reorganization. The consolidated portfolio management effort might result in time savings for the Adviser and the preparation of fewer prospectuses, reports and regulatory filings. The Trustees, however, believe that this consideration will not amount to a significant economic benefit.

CAPITAL LOSS CARRYOVERS

     As of October 31, 1995, Managed Tax-Exempt Fund had no capital loss carryovers.

UNREIMBURSED DISTRIBUTION AND SHAREHOLDER SERVICE EXPENSES

     The Board of Trustees of Tax-Free Bond Fund has determined that, if the Reorganization is consummated, distribution and shareholder service expenses incurred in connection with shares of Managed Tax-Exempt Fund, and not reimbursed under Managed Tax-Exempt Fund's Rule 12b-1 Plans or through CDSCs, will be reimbursable expenses under Tax-Free Bond Fund's Rule 12b-1 Plans (the "assumption"). However, the maximum aggregate amounts payable during any fiscal year under Tax-Free Bond Fund's Rule 12b-1 Plans (0.25% of average daily net assets attributable to Class A shares (0.15% until December 23, 1996) and 1.00% of average daily net assets attributable to Class B shares (0.90% until December 23,1996)) will not be affected by the assumption.

     With respect to Tax-Free Bond Fund's Class A and Class B shares, the percentage of net assets on a pro forma combined basis that the unreimbursed expenses represent will not increase as a result of the Reorganization and the assumption. As of June 30, 1996 the unreimbursed distribution and shareholder service expenses of Tax-Free Bond Fund attributable to Class A and Class B shares were $774,023 (0.14%) of Tax-Free Bond Fund's net assets attributable to Class A shares and $3,712,548 (4.58%) of Tax-Free Bond Fund's net assets attributable to Class B shares. As of the same date, the unreimbursed distribution  and  shareholder  service  expenses  of  Managed  Tax-Exempt  Fund attributable to Class A and Class B shares were $58,226 (0.15%) of Managed Tax-Exempt Fund's net assets attributable to Class A shares and $6,422,292 (4.03%) of Managed Tax-Exempt Fund's net assets attributable to Class B shares.

     After the Reorganization on a pro forma combined basis, the unreimbursed distribution and shareholder service expenses of Tax-Free Bond Fund attributable to Class A and Class B shares will be $832,249 (0.14% of Tax-Free Bond Fund's pro forma net assets attributable to Class A shares) and $10,134,840 (4.22% of Tax-Free Bond Fund's pro forma net assets attributable to Class B shares), respectively.

     The assumption will have no immediate effect upon the payments made under Tax-Free Bond Fund's Rule 12b-1 Plans. While John Hancock Funds hopes to recover unreimbursed distribution and shareholder service expenses over an extended period of time, Tax-Free Bond Fund is not obligated to assure that these amounts are recouped by John Hancock Funds.

     Unreimbursed distribution and shareholder service expenses do not currently appear as an expense or liability in the financial statements of either Fund, nor will they appear in the financial statements of Tax-Free Bond Fund after the Reorganization until paid or accrued. Even in the event of termination or noncontinuance of Tax-Free Bond Fund's Rule 12b-1 Plans, Tax- Free Bond Fund is not legally committed, and is not required to commit, to the payment of any unreimbursed distribution and shareholder service expenses. For this reason, unreimbursed expenses do not enter into the calculation of a Fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this Proxy Statement.

BOARDS' EVALUATION AND RECOMMENDATION

     On the basis of the factors described above and other factors, the Board of Trustees of the Trust on behalf of Managed Tax-Exempt Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Funds, determined that the Reorganization is in the best interests of Managed Tax-Exempt Fund and that the interests of Managed
Tax-Exempt Fund's shareholders will not be diluted as a result of the Reorganization. On the same basis, the Board of Trustees of Bond Trust, on behalf of Tax-Free Bond Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Funds, determined that the Reorganization is in the best interests of Tax-Free Bond Fund and that the interests of Tax-Free Bond Fund's shareholders will not be diluted as a result of the Reorganization.

     THE TRUSTEES OF JOHN HANCOCK MANAGED TAX-EXEMPT FUND RECOMMEND THAT THE SHAREHOLDERS OF JOHN HANCOCK MANAGED TAX-EXEMPT FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

DESCRIPTION OF AGREEMENT

     The following description of the Agreement is a summary, does not purport to be complete, and is subject in all respects to the provisions of the Agreement, and is qualified in its entirety by reference to the Agreement. A copy of the Agreement is attached to this Proxy Statement and Prospectus as EXHIBIT B and should be read in its entirety. Paragraph references are to appropriate provisions of the Agreement.

     Method of Carrying Out Reorganization. If Managed Tax-Exempt Fund shareholders approve the Agreement, the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied (see Agreement, paragraphs 1 through 3). The Reorganization will be completed on the Closing Date (as defined above).

     On the Closing Date, Managed Tax-Exempt Fund will transfer all of its assets to Tax-Free Bond Fund in exchange for Tax-Free Bond Fund Shares with an aggregate net asset value equal to the value of the assets delivered, less the liabilities of Managed Tax-Exempt Fund assumed, as of the close of business on the Closing Date (see Agreement, paragraphs 1 and 2).

     The value of Managed Tax-Exempt Fund's assets and Tax-Free Bond Fund's net asset values per Class A share and per Class B share will be determined according to the valuation procedures set forth in the Trust's Declaration of Trust and By-Laws and in the Tax-Free Bond Fund Prospectus, respectively (see "Your Account; Transaction Policies--Valuation of Shares" in the Tax-Free Bond

Fund Prospectus). No initial sales charge or CDSC will be imposed upon delivery of the Tax-Free Bond Fund Shares in exchange for the assets of Managed Tax-Exempt Fund.

     Surrender of Share Certificates. Managed Tax-Exempt Fund shareholders whose shares are represented by one or more share certificates should, prior to the Closing Date, either surrender their certificates to Managed Tax-Exempt Fund or deliver to Managed Tax-Exempt Fund an affidavit with respect to lost certificates, in the form and accompanied by the surety bonds that Managed Tax-Exempt Fund may require (collectively, an "Affidavit"). On the Closing Date, all certificates which have not been surrendered will be deemed to be cancelled, will no longer evidence ownership of Managed Tax-Exempt Fund's shares and will evidence ownership of Tax-Free Bond Fund Shares. Shareholders may not redeem or transfer Tax-Free Bond Fund Shares received in the Reorganization until they have surrendered their Managed Tax-Exempt Fund share certificates or delivered an Affidavit relating to them. Tax-Free Bond Fund will not issue share certificates in the Reorganization.

     Conditions Precedent to Closing. The obligation of Managed Tax-Exempt Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including the performance by Tax-Free Bond Fund of all acts and undertakings required under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 3).

     The obligation of Tax-Free Bond Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including Managed Tax-Exempt Fund's performance of all acts and undertakings to be performed under the Agreement, the receipt of certain documents and financial statements from Managed Tax-Exempt Fund, and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 3).

     The obligations of both parties are subject to the receipt of approval and authorization of the Agreement by the requisite vote of the holders of the outstanding shares of beneficial interest of Managed Tax-Exempt Fund in accordance with the provisions of the Trust's Declaration of Trust, as amended, and By-Laws and the receipt of a favorable opinion of Hale and Dorr as to the federal income tax consequences of the Reorganization. (See Agreement, paragraph
3).

     Termination of Agreement. Either the Board of Trustees of the Trust on behalf of Managed Tax-Exempt Fund or the Board of Trustees of Bond Trust, on behalf of Tax-Free Bond Fund may terminate the Agreement, notwithstanding approval thereof by the shareholders of Managed Tax-Exempt Fund at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

     Expenses of the Reorganization. Tax-Free Bond Fund and Managed Tax-Exempt Fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization is consummated.

     Tax Considerations. The consummation of the Reorganization is subject to the receipt of a favorable opinion of Hale and Dorr, counsel to the Funds, satisfactory to Managed Tax-Exempt Fund and Tax-Free Bond Fund and described above under the caption "Summary--Reorganization-Tax Considerations."

VOTING RIGHTS AND REQUIRED VOTE

     Each Managed Tax-Exempt Fund share is entitled to one vote. Approval of the Proposal requires the affirmative vote of a majority of the shares of Managed Tax-Exempt Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Managed Tax-Exempt Fund means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     Shares of beneficial interest of Managed Tax-Exempt Fund represented in person or by proxy, including shares which abstain or do not vote with respect to the Proposal, will be counted for purposes of determining whether a quorum is present at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against the Proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted pursuant to clause (i) in the immediately preceding paragraph, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the Agreement has been adopted pursuant to clause (ii) in the immediately preceding paragraph, a "broker non-vote" has the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     If the requisite approval of shareholders is not obtained, Managed Tax-Exempt Fund will continue to engage in business as a registered open-end management investment company and the Board of Trustees will consider what further action may be appropriate.

                                 CAPITALIZATION

     The following table sets forth the  capitalization  of each Fund as of June
30, 1996, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 1.104 Class A Tax-Free Bond Fund Shares being issued for each Class A share of Managed Tax-Exempt Fund and approximately 1.104 Class B Tax-Free Bond Fund Shares being issued for each Class B share of Managed Tax-Exempt Fund. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated due to changes in the market value of the portfolio securities of both Tax-Free Bond Fund and Managed Tax-Exempt Fund between June 30, 1996 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of Tax-Free Bond Fund and Managed Tax-Exempt Fund during that period resulting from income and distributions, and changes in the accrued liabilities of Tax Free Bond Fund and Managed Tax-Exempt Fund during the same period.

                       Managed Tax-            Tax-Free              Pro Forma
                       Exempt Fund             Bond Fund             Combined
                       -----------             ---------             --------

Net Assets             $198,981,567           $650,489,968         $849,471,535

Net Asset Value
  Per Share
  ---------
    Class A               $11.31                 $10.24                 $10.24
    Class B               $11.31                 $10.24                 $10.24

  Shares
Outstanding
-----------
    Class A               3,518,903             55,582,256           59,466,944
    Class B              14,072,611              7,918,992           23,458,462


If the Reorganization had taken place on June 30, 1996, Managed Tax-Exempt Fund would have received 3,884,688 Class A shares and 15,539,470 Class B shares of Tax-Free Bond Fund which would have been available for distribution to shareholders of the applicable class of Managed Tax-Exempt Fund. No assurance can be given as to the number of Class A shares or Class B shares of Tax-Free Bond Fund that will be received by Managed Tax-Exempt Fund on the Closing Date. The foregoing is merely an example of what Managed Tax-Exempt Fund would have received and distributed had the Reorganization been consummated on June 30, 1996, and should not be relied upon to reflect the amount that will actually be received on the Closing Date.

                       COMPARATIVE PERFORMANCE INFORMATION

TOTAL RETURN

     The average annual total return at public offering price on Managed Tax-Exempt Fund's Class A shares for the one-year and life-of-class period ended June 30, 1996 was 1.51% and 5.49%, respectively. The average annual total return on Managed Tax-Exempt Fund's Class B shares for the one-year, 5-year and life-of-class periods ended June 30, 1996 was 0.55%, 6.50% and 7.90%, respectively. Total returns on Class B shares reflect the applicable contingent deferred sales charge.

     The average annual total return at public offering price on Tax-Free Bond Fund's Class A shares for the one-year, five-year and life-of-class periods ended June 30, 1996 was 2.92%, 7.28%, and 7.51%, respectively. The average annual total return at public offering price on Tax-Free Bond Fund's Class B shares for the one-year and life-of-class periods ended June 30, 1996 was 1.94% and 6.19%, respectively. Total returns on Class B shares reflect the applicable contingent deferred sales charge.

     The average annual total return of each class of the Funds is determined by multiplying a hypothetical initial investment of $1,000 in a class by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) attributable to that class for the stated period and annualizing the result.

     The table below indicates the total return (capital changes plus reinvestment of all dividends and distributions ) on a hypothetical investment of $1,000 in each class of each Fund covering the indicated periods ending June 30, 1996. The data below represent historical performance which should not be considered indicative of future performance of either Fund. Each Fund's performance and net asset value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

      VALUE OF A $1,000 INVESTMENT IN JOHN HANCOCK MANAGED TAX-EXEMPT FUND
                                   (UNAUDITED)

                                                                   Value of
                                                                Investment on
                                                                June 30, 1996          Total Return               Total Return
                                    Investment    Amount of       Including       Including Sales Charge      Excluding Sales Charge
Investment Period                      Date       Investment    Sales Charge      Cumulative  Annualized      Cumulative  Annualized
-----------------                      ----       ----------    ------------      ----------  ----------      ----------  ----------
Class A Shares:

1 year ended
 June 30, 1996                       6/30/95        $1,000        $1,015.13        1.51%         1.51%         6.26%         6.26%

From inception (January 3, 1992)
 to June 30, 1996                    1/3/92         $1,000        $1,271.07       27.11%         5.49%        33.10%         6.57%

Class B Shares:

1 year ended
 June 30, 1996                       6/30/95        $1,000        $1,005.52        0.55%         0.55%         5.55%         5.55%

5 years ended
 June 30, 1996                       6/30/91        $1,000        $1,370.04       37.00%         6.50%        39.00%         6.81%

From inception (April 22, 1987)
 to June 30, 1996                    4/22/87        $1,000        $2,011.72      101.17%         7.90%       101.17%         7.90%


                                       31

        VALUE OF A $1,000 INVESTMENT IN JOHN HANCOCK TAX-FREE BOND FUND
                                  (UNAUDITED)

                                                                   Value of
                                                                Investment on
                                                                June 30, 1996          Total Return               Total Return
                                    Investment    Amount of       Including       Including Sales Charge      Excluding Sales Charge
Investment Period                      Date       Investment    Sales Charge      Cumulative  Annualized      Cumulative  Annualized
-----------------                      ----       ----------    ------------      ----------  ----------      ----------  ----------

Class A Shares:

1 year ended
 June 30, 1996                       6/30/95        $1,000        $1,029.24        2.92%         2.92%         7.73%         7.73%

5 years ended
 June 30, 1996                       6/30/91        $1,000        $1,420.90       42.09%         7.28%        48.82%         8.28%

From inception (January 5, 1990)
 to June 30, 1996                    1/5/90         $1,000        $1,599.23       59.92%         7.51%        67.44%         8.27%

Class B Shares:

1 year ended
 June 30, 1996                       6/30/95        $1,000        $1,019.35        1.94%         1.94%         6.93%         6.93%

From inception (December 31, 1991)
 to June 30, 1996                    12/31/91       $1,000        $1,310.12       31.01%         6.19%        33.01%         6.54%


YIELD AND EFFECTIVE YIELD

     The following table shows the average yield and tax equivalent yield achieved assuming a federal income tax rate of 39.6% by each Fund for the thirty day period ended June 30, 1996. These figures are computed in accordance with the SEC's standard formula.

                                Average Yield               Tax Equivalent Yield

                                Thirty Days Ended           Thirty days Ended
Fund                              June 30, 1996               June 30, 1996
----                            -----------------           ---------------

Managed Tax-Exempt Fund
 Class A Shares                       4.92%                        8.15%
 Class B Shares                       4.45%                        7.37%

Tax-Free
Bond Fund
 Class A Shares                       5.47%                        9.06%
 Class B Shares                       4.99%                        8.26%


                       BUSINESS OF MANAGED TAX-EXEMPT FUND

GENERAL

     For a discussion of the organization and operation of Managed Tax-Exempt Fund, see "Investment Objectives and Policies" and "Organization and Management of the Fund" in the Managed Tax-Exempt Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

     For a discussion of Managed Tax-Exempt Fund's investment objective and policies, see "Investment Objectives and Policies" in the Managed Tax-Exempt Fund Prospectus.

TRUSTEES

     For a discussion of the responsibilities of the Board of Trustees, see "Organization and Management of the Fund" in the Managed Tax-Exempt Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

     For a discussion regarding Managed Tax-Exempt Fund's investment adviser and distributor, see "Organization and Management of the Fund," "How to Buy Shares" and "Share Price" in the Managed Tax-Exempt Fund Prospectus.

EXPENSES

     For a  discussion  of Managed  Tax-Exempt  Fund's  expenses,  see  "Expense
Information"  and  "The  Fund's   Expenses"  in  the  Managed   Tax-Exempt  Fund
Prospectus.

CUSTODIAN AND TRANSFER AGENT

     Managed Tax-Exempt Fund's custodian is Investors Bank & Trust Company. Managed Tax-Exempt Fund's transfer agent is John Hancock Investor Services Corporation.

MANAGED TAX-EXEMPT FUND SHARES

     For a discussion of Managed Tax-Exempt Fund's shares of beneficial interest, see "Organization and Management of the Fund" in the Managed Tax-Exempt Fund Prospectus.

PURCHASE OF MANAGED TAX-EXEMPT FUND SHARES

     For a discussion of how Class A and Class B shares of Managed Tax-Exempt Fund may be purchased or exchanged, see "How to Buy Shares" and "Additional Services and Programs" in the Managed Tax-Exempt Fund Prospectus. In anticipation of the Reorganization, after the Record Date, no new accounts may be opened in Managed Tax-Exempt Fund except for participants in existing Qualified Retirement Plans. Existing shareholders of Managed Tax-Exempt Fund may continue to acquire shares of the Fund after the Record Date by direct purchase, through a monthly automatic accumulation plan and through reinvestment of dividends and distributions.

REDEMPTION OF MANAGED TAX-EXEMPT FUND SHARES

     For a discussion of how Class A and Class B shares of Managed Tax-Exempt Fund may be redeemed (other than in the Reorganization), see "How to Redeem Shares" in the Managed Tax-Exempt Fund Prospectus. Managed Tax-Exempt Fund shareholders whose shares are represented by share certificates will be required to surrender their certificates for cancellation or deliver an affidavit of loss accompanied by an adequate surety bond to Investor Services in order to redeem Tax-Free Bond Fund Shares received in the Reorganization.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Managed Tax-Exempt Fund's policy with respect to dividends, distributions and taxes, see "Dividends and Taxes" in the Managed Tax-Exempt Fund Prospectus.

BUSINESS OF TAX-FREE BOND FUND

     For a discussion of the organization and current operation of Tax-Free Bond Fund, see "TAX FREE BOND FUND--Goal and Strategy" and "FUND DETAILS--Business

Structure" in the Tax-Free Bond Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

     For a discussion of Tax-Free Bond Fund's investment objective and policies, see "TAX FREE BOND FUND--Goal and Strategy" in the Tax-Free Bond Fund Prospectus.

TRUSTEES

     For a discussion of the responsibilities of the Board of Trustees, see "FUND DETAILS--Business Structure" in the Tax-Free Bond Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

     For a discussion regarding Tax-Free Bond Fund's investment adviser and distributor, see "FUND DETAILS--Business Structure," "YOUR ACCOUNT -- Buying Shares" and "--Transaction Policies" in the Tax-Free Bond Fund Prospectus.

EXPENSES

     For a discussion of Tax-Free Bond Fund's expenses, see "TAX FREE BOND FUND--Investor Expenses" in the Tax-Free Bond Fund Prospectus.

CUSTODIAN AND TRANSFER AGENT

     Tax-Free Bond Fund's custodian is Investors Bank & Trust Company. Tax-Free Bond Fund's transfer agent is John Hancock Investor Services Corporation.

TAX-FREE BOND FUND SHARES

     For   a   discussion   of   Tax-Free   Bond   Fund   Shares,    see   "YOUR
ACCOUNT--Transaction Policies" in the Tax-Free Bond Fund Prospectus.

PURCHASE OF TAX-FREE BOND FUND SHARES

     For a discussion of how Class A and Class B shares of Tax-Free Bond Fund may be purchased or exchanged, see "YOUR ACCOUNT--Buying Shares," "-- Dividends and Account Policies" and "--Additional Investor Services" in the Tax-Free Bond Fund Prospectus.

REDEMPTION OF TAX-FREE BOND FUND SHARES

     For a discussion of how Class A and Class B shares of Tax-Free Bond Fund may be redeemed, see "YOUR ACCOUNT--Selling Shares" in the Tax-Free Bond Fund Prospectus. Former shareholders of Managed Tax-Exempt Fund whose shares are represented by share certificates will be required to surrender their certificates for cancellation or deliver an affidavit of loss accompanied by an adequate surety bond to Investor Services in order to redeem Tax-Free Bond Fund Shares received in the Reorganization.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Tax-Free Bond Fund's policy with respect to dividends, distributions and taxes, see "YOUR ACCOUNT--Dividends and Account Policies" in the Tax-Free Bond Fund Prospectus.

                                     EXPERTS

     The financial statements and the financial highlights of Tax-Free Bond Fund as of December 31, 1995 and Managed Tax-Exempt Fund as of October 31, 1995 and for the years then ended, incorporated by reference into the Proxy Statement and Prospectus, have been independently audited by Ernst & Young LLP and Price Waterhouse LLP, respectively, as set forth in their respective reports thereon appearing in the Statement of Additional Information, and are included in reliance upon such reports of each firm given upon the authority of each firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by Managed Tax-Exempt Fund and Tax-Free Bond Fund, can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional office: New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                    EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 29th day of August, 1996, by and between John Hancock Tax-Free Bond Fund (the "Acquiring Fund"), a series of John Hancock Tax-Free Bond Trust, a Massachusetts business trust (the "Trust II"), and John Hancock Managed Tax-Exempt Fund (the "Acquired Fund"), a series of Freedom Investment Trust, a Massachusetts business trust (the "Trust") each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A and/or Class B shares of beneficial interest of the Acquired Fund, as of the close of business on December 6, 1996 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Investors Bank & Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Investor Services Corporation prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Trust, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

2.   VALUATION

2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 6, 1996 or such other date on or before June 30, 1997 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust II and the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 1997, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

     (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b)  The  Trust  is  a  registered   investment  company  classified  as  a
          management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust;

     (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

     (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

     (f) The unaudited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of April 30, 1996 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of April 30, 1996 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

     (g) Since April 30, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

     (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

     (i) The Acquired Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its final taxable year ending on the Closing Date;

     (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

     (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

     (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (o)  No  consent,  approval,   authorization  or  order  of  any  court  or
          governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

     (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

     (q) The prospectus of the Acquired Fund, dated March 1, 1996 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust II on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

     (a) The Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust II nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a non-diversified series of the Trust II;

     (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated September 30, 1996, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) At the Closing Date, the Trust II on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

     (e) The Trust II and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Trust II's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquiring Fund is a party or by which the Trust II or the Acquiring Fund is bound;

     (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

     (g) The unaudited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of June 30, 1996 and the related statement of operations (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of June 30, 1996 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed herein;

     (h) Since June 30, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust II on behalf of the Acquiring

          Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

     (i) The Acquiring Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date;

     (j) The authorized capital of the Trust II consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

     (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust II;

     (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act, the 1940 Act and under state securities laws.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust on behalf of the Acquired Fund and the Trust II on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust II on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust on behalf of the Acquired Fund shall furnish to the Trust II on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust II on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS  PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
     FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust II on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust II on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust II on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust II on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Trust, in form and substance satisfactory to the Trust II on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual or state-imposed expense limitation.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TRUST II

The obligations hereunder of the Trust II on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust II on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Trust or the Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income (as defined in Section 852(b)(2) of the Code) for its taxable year ending on the Closing Date, all of the excess of
     (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Section 852(b)(3)(C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Messrs. Hale and Dorr, satisfactory to the Trust on behalf of the Acquired Fund and the Trust II on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

     (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

     (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

     (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

     (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

     (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

     (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

     (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust II and the Trust agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust II may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund, each represent and warrant to the other, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust II, on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

     (d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust II, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees or officers of the Trust II or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J.
Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund, respectively, under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                                   JOHN HANCOCK TAX-FREE BOND TRUST on behalf of JOHN HANCOCK TAX-FREE BOND FUND



                                    By: /s/ Anne C. Hodsdon
                                        ---------------------------
                                        Anne C. Hodsdon
                                        President




                                    FREEDOM INVESTMENT TRUST on behalf of
                                    JOHN HANCOCK MANAGED TAX-EXEMPT FUND



                                    By: /s/ Susan S. Newton
                                        ---------------------------
                                        Susan S. Newton
                                        Vice President and Secretary

                      John Hancock High Yield Tax-Free Fund
                         John Hancock Tax-Free Bond Fund
                             (together, the "funds")

                     Supplement to Class A and B Prospectus

            (to be distributed to investors in the State of Maryland)


The funds' goal, strategy and primary investment policies are described on page 6 and page 12 of the prospectus. The funds may also use additional investment practices which have specific risks associated with them. Particularly, please note that the funds may engage in transactions in some or all of the following derivative instruments: financial futures and related options, securities and index options, participation interests, swaps, caps, floors and collars. The risks associated with their use include: interest rate risk, market risk, hedged or speculative leverage risk, correlation risk, liquidity risk, credit risk, information risk, valuation risk and opportunity risk. These instruments and other "higher-risk securities and practices" (and their associated risks) are described on pages 24 and 25 of the prospectus.


For John Hancock High Yield Tax-Free Fund, the description of the fund's goal, strategy and primary investment policies on page 6 is supplemented as follows:

    In seeking a high level of current income that is largely exempt from federal income tax and is consistent with reasonable safety of capital, the adviser will evaluate the level of risk inherent to particular securities when considering the level of income offered by these securities. The risks associated with these securities are defined under the heading "More About Risk" on page 26 of the prospectus. There is no assurance that the fund will achieve its goal.

                                  JOHN HANCOCK

                             TAX-FREE INCOME FUNDS

PROSPECTUS
SEPTEMBER 30, 1996

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

High Yield Tax-Free Fund may invest up to 85% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[JOHN HANCOCK LOGO]

CALIFORNIA TAX-FREE INCOME FUND

HIGH YIELD TAX-FREE FUND

MASSACHUSETTS TAX-FREE
INCOME FUND

NEW YORK TAX-FREE INCOME FUND

TAX-FREE BOND FUND

[JOHN HANCOCK LOGO]
JOHN HANCOCK FUNDS
A Global Investment Management Firm
101 Huntington Avenue, Boston, Massachusetts 02199-7603

A fund-by-fund look at goals, strategies, risks, expenses and financial history.

CONTENTS

CALIFORNIA TAX-FREE INCOME FUND                                       4

HIGH YIELD TAX-FREE FUND                                              6

MASSACHUSETTS TAX-FREE INCOME FUND                                    8

NEW YORK TAX-FREE INCOME FUND                                        10

TAX-FREE BOND FUND                                                   12

Policies and instructions for opening, maintaining and closing an account in any tax-free income fund.

YOUR ACCOUNT

Choosing a share class                                               14

How sales charges are calculated                                     14

Sales charge reductions and waivers                                  15

Opening an account                                                   15

Buying shares                                                        16

Selling shares                                                       17

Transaction policies                                                 19

Dividends and account policies                                       19

Additional investor services                                         20

Details that apply to the tax-free income funds as a group.

FUND DETAILS

Business structure                                                   21

Sales compensation                                                   22

More about risk                                                      24

FOR MORE INFORMATION                                         BACK COVER

OVERVIEW

GOAL OF THE TAX-FREE INCOME FUNDS
John Hancock tax-free income funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk/reward profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are in higher income brackets

o want regular monthly income

o are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o are not subject to a high level of state or federal income tax

o are seeking an investment for a tax-deferred retirement account

o are investing for maximum return over a long time horizon

o require absolute stability of your principal

THE MANAGEMENT FIRM

All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[TARGET ICON]
GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[FOLDER ICON]
PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[RISK ICON]
RISK FACTORS The major risk factors associated with the fund.

[INDIVIDUAL ICON]
PORTFOLIO MANAGEMENT The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[PERCENT ICON]
EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[DOLLAR SIGN ICON]
FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

CALIFORNIA TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                                TICKER SYMBOL    CLASS A: TACAX   CLASS B: TSCAX

[TARGET ICON]
GOAL AND STRATEGY
The fund seeks income that is exempt from federal and California personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

[FOLDER ICON]
PORTFOLIO SECURITIES
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in California municipal securities, particularly bonds. These are primarily investment grade, although up to 20% of assets may be invested in junk bonds rated BB/Ba and their unrated equivalents. No more than 25% of assets may be invested in unrated securities.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

[RISK ICON]
RISK FACTORS
As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Although the fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers. Factors may include:

o   local economic or policy changes
o   tax base erosion
o   state constitutional limits on tax increases
o   changes in the ratings assigned to the state's municipal issuers
o   the possibility of credit problems, such as the 1994 bankruptcy of Orange
    County

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

[INDIVIDUAL ICON]
PORTFOLIO MANAGEMENT
Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since April 1995, is a senior portfolio officer of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                   CLASS A        CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                 4.50%         none

 Maximum sales charge imposed on
 reinvested dividends                                none          none

 Maximum deferred sales charge                       none(1)       5.00%

 Redemption fee(2)                                   none          none

 Exchange fee                                        none          none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)        0.38%         0.38%

 12b-1 fee (net of reduction)(4)                     0.15%         0.90%

 Other expenses                                      0.22%         0.22%

 Total fund operating expenses (after limitation)(3) 0.75%         1.50%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1     YEAR 3     YEAR 5     YEAR 10
 Class A shares                $52        $68        $85         $134

 Class B shares

   Assuming redemption
   at end of period            $65        $77        $102        $159

   Assuming no redemption      $15        $47        $82         $159

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.55% for each class and total fund operating expenses would be 0.92% for Class A and 1.77% for Class B.

(4) Without the reduction, 12b-1 fees would be 1.00% for Class B shares. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

4  CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
[DOLLAR SIGN ICON]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A         6.13     12.26     9.15  13.60   (9.31)     21.88     (0.82)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)

CLASS A - YEAR ENDED DECEMBER 31,                                              1990      1991      1992     1993    1994(1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                        $10.00     $9.91    $10.32    $10.41    $10.85
 Net investment income                                                         0.74      0.69      0.66      0.62      0.58
 Net realized and unrealized gain (loss) on investments                       (0.16)     0.47      0.25      0.76     (1.57)
 Total from investment operations                                              0.58      1.16      0.91      1.38     (0.99)
 Less distributions:
   Dividends from net investment income                                       (0.67)    (0.70)    (0.67)    (0.62)    (0.58)
   Distributions from net realized gain on investments sold                      --     (0.05)    (0.15)    (0.32)       --
   Total distributions                                                        (0.67)    (0.75)    (0.82)    (0.94)    (0.58)
 Net asset value, end of period                                               $9.91    $10.32    $10.41    $10.85     $9.28
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                             6.13     12.26      9.15     13.60     (9.31)
 Total adjusted investment return at net asset value(4,6) (%)                  5.29     11.86      8.90     13.42     (9.45)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                80,200   163,693   217,014   279,692   241,583
 Ratio of expenses to average net assets (%)                                   0.00      0.40      0.58      0.69      0.75
 Ratio of adjusted expenses to average net assets(8) (%)                       0.84      0.80      0.83      0.87      0.89
 Ratio of net investment income (loss) to average net assets (%)               7.11      6.75      6.36      5.69      5.85
 Ratio of adjusted net investment income (loss) to average net assets(8)(%)    6.27      6.35      6.11      5.51      5.71
 Portfolio turnover rate (%)                                                     62        45        34        51        62
 Fee reduction per share ($)                                                   0.09      0.04      0.03(3)   0.02      0.01


CLASS A - YEAR ENDED DECEMBER 31,                                                 1995     1996(2)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                            $9.28     $10.69
 Net investment income                                                           0.57(3)     0.29
 Net realized and unrealized gain (loss) on investments                          1.41       (0.38)
 Total from investment operations                                                1.98       (0.09)
 Less distributions:
   Dividends from net investment income                                         (0.57)      (0.29)
   Distributions from net realized gain on investments sold                        --          --
   Total distributions                                                          (0.57)      (0.29)
 Net asset value, end of period                                                $10.69      $10.31
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                              21.88       (0.82)(5)
 Total adjusted investment return at net asset value(4,6) (%)                   21.73       (0.92)(5)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                 309,305     290,996
 Ratio of expenses to average net assets (%)                                     0.75        0.75(7)
 Ratio of adjusted expenses to average net assets(8) (%)                         0.90        0.85(7)
 Ratio of net investment income (loss) to average net assets (%)                 5.76        5.57(7)
 Ratio of adjusted net investment income (loss) to average net assets(8)(%)      5.61        5.47(7)
 Portfolio turnover rate (%)                                                       37(9)       25
 Fee reduction per share ($)                                                     0.01(3)     0.01

CLASS B - YEAR ENDED DECEMBER 31,                                              1992        1993    1994(1)   1995        1996(2)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                         $10.32      $10.41   $10.85    $9.28       $10.68
 Net investment income                                                          0.58(3)     0.54     0.51     0.50(3)      0.25
 Net realized and unrealized gain (loss) on investments                         0.25        0.76    (1.57)    1.40        (0.37)
 Total from investment operations                                               0.83        1.30    (1.06)     1.90       (0.12)
 Less distributions:
   Dividends from net investment income                                        (0.59)      (0.54)   (0.51)    (0.50)      (0.25)
   Distributions from net realized gain on investments sold                    (0.15)      (0.32)      --        --          --
   Total distributions                                                         (0.74)      (0.86)   (0.51)    (0.50)      (0.25)
 Net asset value, end of period                                               $10.41      $10.85    $9.28    $10.68      $10.31
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                              8.35       12.76    (9.99)    20.87       (1.09)(5)
 Total adjusted investment return at net asset value(4,6) (%)                   8.10       12.58   (10.13)    20.72       (1.19)(5)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                 26,595      65,437   77,365    84,673      81,906
 Ratio of expenses to average net assets (%)                                    1.35        1.44     1.50      1.50        1.50(7)
 Ratio of adjusted expenses to average net assets(8) (%)                        1.60        1.62     1.64      1.65        1.60(7)
 Ratio of net investment income (loss) to average net assets (%)                5.43        4.82     5.10      4.97        4.82(7)
 Ratio of adjusted net investment income (loss) to average net assets(8)(%)     5.18        4.64     4.96      4.82        4.72(7)
 Portfolio turnover rate (%)                                                      34          51       62        37(9)       25
 Fee reduction per share ($)                                                    0.03(3)     0.02     0.01      0.01(3)     0.01

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Six months ended June 30, 1996. (Unaudited.)
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Portfolio turnover excludes merger activity.

                                              CALIFORNIA TAX-FREE INCOME FUND  5

HIGH YIELD TAX-FREE FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: JHTFX   CLASS B: TSHTX

[TARGET ICON]
GOAL AND STRATEGY
The fund seeks a high level of current income that is largely exempt from federal income tax and is consistent with preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of tax-exempt municipal debt securities.

[FOLDER ICON]
PORTFOLIO SECURITIES
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in municipal bonds rated A, BBB/Baa or BB/Ba and their unrated equivalents. Up to 5% of assets may be invested in bonds rated B, CCC/Caa or CC/Ca. Bonds rated BB/Ba or lower are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, including various derivative securities primarily used in the fund's capital preservation strategies, and may engage in other investment practices.

[RISK ICON]
RISK FACTORS
As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive tax-free income funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Issuers of BBB/Baa rated bonds and junk bonds are typically in weaker financial health than issuers of high quality bonds, and their ability to pay interest and principal is less certain. These issuers are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception of adverse news. Before you invest, please read "More about risk" starting on page 24.

[INDIVIDUAL ICON]
PORTFOLIO MANAGEMENT
Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Mr. Lucibella joined John Hancock Funds in 1988 and has been in the investment business since 1982.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A        CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                4.50%          none

 Maximum sales charge imposed on
 reinvested dividends                               none           none

 Maximum deferred sales charge                      none(1)        5.00%

 Redemption fee(2)                                  none           none

 Exchange fee                                       none           none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee                                     0.58%          0.58%

 12b-1 fee(3)                                       0.25%          1.00%

 Other expenses                                     0.25%          0.25%

 Total fund operating expenses                      1.08%          1.83%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1     YEAR 3     YEAR 5     YEAR 10
 Class A shares                $56        $78        $102        $171

 Class B shares

   Assuming redemption
   at end of period            $69        $88        $119        $195

   Assuming no redemption      $19        $58        $99         $195

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

6  HIGH YIELD TAX-FREE FUND

FINANCIAL HIGHLIGHTS
[DOLLAR SIGN ICON]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS B        0.12(6)  (5.13)(6)  15.88  7.54  4.60  10.07  7.89  13.69   (4.44)  13.99  (.22(6)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)

CLASS A - YEAR ENDED OCTOBER 31,                                   1994(1)     1995(2)     1996(3)
 Per share operating performance
 Net asset value, beginning of period                              $9.85       $8.82       $9.47
 Net investment income                                              0.48(4)     0.57        0.30
 Net realized and unrealized gain (loss) on investments
 sold and financial futures contracts                              (0.94)       0.70       (0.24)
 Total from investment operations                                  (0.46)       1.27        0.06
 Less distributions:
   Dividends from net investment income                            (0.48)      (0.58)      (0.30)
   Distributions in excess of net investment income                (0.09)      (0.04)         --
   Total distributions                                             (0.57)      (0.62)      (0.30)
 Net asset value, end of period                                    $8.82       $9.47       $9.23
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                  4.96(6)    14.85        0.56(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                     15,401      14,225      20,896
 Ratio of expenses to average net assets (%)                        1.15(7)     1.06        1.09(7)
 Ratio of net investment income (loss) to average net assets (%)    6.08(7)     6.36        6.27(7)
 Portfolio turnover rate (%)                                          62          64          25


CLASS B - YEAR ENDED OCTOBER 31,                                1987(8)     1987(9)     1988     1989     1990     1991     1992
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                           $10.00      $9.49       $8.62    $9.25    $9.29    $9.07    $9.31
 Net investment income                                            0.53       0.37        0.62     0.55     0.55     0.54     0.55
 Net realized and unrealized gain (loss) on
 investments sold and financial futures contracts                (0.51)     (0.87)       0.70     0.13    (0.14)    0.34     0.17
 Total from investment operations                                 0.02      (0.50)       1.32     0.68     0.41     0.88     0.72
 Less distributions:
   Dividends from net investment income                          (0.53)     (0.37)      (0.66)   (0.51)   (0.55)   (0.54)   (0.55)
   Distributions in excess of net investment income                 --         --          --       --       --       --      --
   Distributions from net realized gain on investments sold         --         --       (0.03)      --       --       --    (0.09)
   Distributions from capital paid-in                               --         --          --    (0.13)   (0.08)   (0.10)      --
   Total distributions                                           (0.53)     (0.37)      (0.69)   (0.64)   (0.63)   (0.64)   (0.64)
 Net asset value, end of period                                  $9.49      $8.62       $9.25    $9.29    $9.07    $9.31    $9.39
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                0.12(6)   (5.13)(6)   15.88     7.54     4.60    10.07     7.89
 Total adjusted investment return at net asset value(5,10)(%)    (0.39)(6)  (5.34)(6)      --       --       --       --       --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                   15,753     15,026      24,278   29,841   35,820   51,467   65,933
 Ratio of expenses to average net assets (%)                      0.56(6)    0.61(6)     2.05     2.32     2.20     2.36     2.17
 Ratio of adjusted expenses to average net assets(11) (%)         1.07(6)    0.82(6)       --       --       --       --       --
 Ratio of net investment income to
 average net assets (%)                                           4.96(6)    4.05(6)     6.66     5.79     5.96     5.61     5.78
 Ratio of adjusted net investment income (loss)
 to average net assets(11) (%)                                    4.45(6)    3.84(6)       --       --       --       --       --
 Portfolio turnover rate (%)                                       153         42          82       29       41       83       40
 Fee reduction per share ($)                                      0.05       0.02          --       --       --       --       --


CLASS B - YEAR ENDED OCTOBER 31,                                   1993     1994     1995(2)     1996(3)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                              $9.39    $9.98    $8.82       $9.47
 Net investment income                                              0.53     0.48     0.51        0.27
 Net realized and unrealized gain (loss) on
 investments sold and financial futures contracts                   0.72    (0.90)    0.69       (0.24)
 Total from investment operations                                   1.25    (0.42)    1.20        0.03
 Less distributions:
   Dividends from net investment income                            (0.56)   (0.48)   (0.51)      (0.27)
   Distributions in excess of net investment income                 --      (0.07)   (0.04)         --
   Distributions from net realized gain on investments sold        (0.10)   (0.19)      --          --
   Distributions from capital paid-in                                 --       --       --          --
   Total distributions                                             (0.66)   (0.74)   (0.55)      (0.27)
 Net asset value, end of period                                    $9.98    $8.82    $9.47       $9.23
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                 13.69    (4.44)   13.99        0.22(6)
 Total adjusted investment return at net asset value(5,10)(%)         --       --       --          --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                    113,442  151,069  155,234     151,312
 Ratio of expenses to average net assets (%)                        2.06     1.85     1.79        1.78(7)
 Ratio of adjusted expenses to average net assets(11) (%)             --       --       --          --
 Ratio of net investment income to
 average net assets (%)                                             5.23     5.36     5.61        5.57(7)
 Ratio of adjusted net investment income (loss)
 to average net assets(11) (%)                                        --       --       --          --
 Portfolio turnover rate (%)                                         100       62       64          25
 Fee reduction per share ($)                                          --       --       --          --

(1)   Class A shares commenced operations on December 31, 1993.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Six months ended April 30, 1996. (Unaudited).
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8)   For the period August 25, 1986 to April 30, 1987.
(9)   For the period May 1, 1987 to October 31, 1987.
(10) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(11)  Unreimbursed, without fee reduction.

                                                     HIGH YIELD TAX-FREE FUND  7

MASSACHUSETTS TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHMAX     CLASS B: N/A




GOAL AND STRATEGY
[TARGET ICON]
The fund seeks income that is exempt from federal and Massachusetts personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES
[FOLDER ICON]
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in Massachusetts municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[RISK ICON]
As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of Massachusetts issuers, its performance is largely dependent on factors that may disproportionately affect its investments.

These factors may include:

o local economic or policy changes
o tax base erosion
o state constitutional limits on tax increases
o changes in the ratings assigned to the state's municipal issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT
[INDIVIDUAL ICON]
Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since July 1993, is a senior portfolio officer of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES             CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)         4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                        none      none
 Maximum deferred sales charge               none(1)   5.00%
 Redemption fee(2)                           none      none
 Exchange fee                                none      none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)                    0.00%     0.00%
 12b-1 fee(4)                                                    0.30%     1.00%
 Other expenses                                                  0.40%     0.40%
 Total fund operating expenses (after limitation)(3)             0.70%     1.40%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1  YEAR 3   YEAR 5  YEAR 10
 Class A shares               $52      $66      $82      $128
 Class B shares
   Assuming redemption
   at end of period           $64      $74      $97      $149
   Assuming no redemption     $14      $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.50% for each class and total fund operating expenses would be 1.20% for Class A and 1.90% for Class B.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

8 MASSACHUSETTS TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
[DOLLAR ICON]
The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.


VOLATILITY, AS INDICATED BY CLASS A                       13.13(4)  9.67   3.49   12.10   12.11   13.29   (0.97)   7.66   4.76(3)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)


CLASS A -- YEAR ENDED AUGUST 31,                                    1988(1)        1989        1990        1991         1992
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $10.00         $10.63      $10.94      $10.63       $11.15
 Net investment income                                              0.65           0.70        0.69        0.73         0.71
 Net realized and unrealized gain (loss) on investments             0.63           0.31       (0.31)       0.53         0.60
 Total from investment operations                                   1.28           1.01        0.38        1.26         1.31
 Less distributions:

   Dividends from net investment income                            (0.65)         (0.70)      (0.69)      (0.73)       (0.71)
   Distributions from net realized gain on investments sold           --             --          --       (0.01)          --
   Total distributions                                             (0.65)         (0.70)      (0.69)      (0.74)       (0.71)
 Net asset value, end of period                                   $10.63         $10.94      $10.63      $11.15       $11.75
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                 13.13(4)        9.67        3.49       12.10        12.11
 Total adjusted investment return at net asset value(3,6) (%)      10.38(4)        9.16        2.72       10.66        10.93

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      4,757          9,138       9,968      15,015       29,113
 Ratio of expenses to average net assets (%)                        1.00(4)        1.00        1.00        0.60         0.60
 Ratio of adjusted expenses to average net assets(7) (%)            3.75(4)        1.51        1.77        2.04         1.78

 Ratio of net investment income (loss) to average net assets (%)    6.28(4)        6.35        6.31        6.64         6.18
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                  3.53(4)        5.84        5.54        5.20         5.00
 Portfolio turnover rate (%)                                          20              2           2          29           56
 Fee reduction per share ($)                                        0.28           0.11        0.08        0.16         0.14



CLASS A -- YEAR ENDED AUGUST 31,                                    1993        1994         1995         1996(2)

 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $11.75       $12.43       $11.56       $11.76
 Net investment income                                              0.67         0.63         0.65         0.32
 Net realized and unrealized gain (loss) on investments             0.82        (0.75)        0.20         0.23
 Total from investment operations                                   1.49        (0.12)        0.85         0.55
 Less distributions:

   Dividends from net investment income                            (0.67)       (0.63)       (0.65)       (0.32)
   Distributions from net realized gain on investments sold        (0.14)       (0.12)          --           --
   Total distributions                                             (0.81)       (0.75)       (0.65)       (0.32)
 Net asset value, end of period                                   $12.43       $11.56       $11.76       $11.99
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                 13.29        (0.97)        7.66         4.76(5)
 Total adjusted investment return at net asset value(3,6) (%)      12.38        (1.50)        7.21         4.38(5)

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                     50,019       54,122       54,416       56,852
 Ratio of expenses to average net assets (%)                        0.67         0.70         0.70         0.76(4)
 Ratio of adjusted expenses to average net assets(7) (%)            1.58         1.23         1.15         1.15(4)

 Ratio of net investment income (loss) to average net assets (%)    5.61         5.28         5.67         5.42(4)
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                  4.70         4.75         5.22         5.04(4)
 Portfolio turnover rate (%)                                          79           29           24           24
 Fee reduction per share ($)                                        0.11         0.06         0.05         0.04


CLASS B -- YEAR ENDED AUGUST 31,                                                                            1996(1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                         --
 Net investment income                                                                                        --
 Net realized and unrealized gain (loss) on investments                                                       --
 Total from investment operations                                                                             --
 Less distributions:
   Dividends from net investment income                                                                       --
   Distributions from net realized gain on investments sold                                                   --
   Total distributions                                                                                        --
 Net asset value, end of period                                                                               --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                                            --
 Total adjusted investment return at net asset value(3,6) (%)                                                 --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                 --
 Ratio of expenses to average net assets (%)                                                                  --
 Ratio of adjusted expenses to average net assets(7) (%)                                                      --
 Ratio of net investment income (loss) to average net assets (%)                                              --
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                                                            --
 Portfolio turnover rate (%)                                                                                  --
 Fee reduction per share ($)                                                                                  --


(1) Class A shares commenced operations on September 3, 1987. Class B shares commenced operations on September 30, 1996.
(2) Six months ended February 29, 1996. (Unaudited.)
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Unreimbursed, without fee reduction.


                                            MASSACHUSETTS TAX-FREE INCOME FUND 9

NEW YORK TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHNYX     CLASS B: N/A




GOAL AND STRATEGY
[TARGET ICON]
The fund seeks income that is exempt from federal income taxes as well as New York State and New York City personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES
[FOLDER ICON]
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in New York municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[RISK ICON]
As with most income funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of New York issuers, certain factors may disproportionately affect the fund's investments. These factors may include:

- local economic or policy changes
- tax base erosion
- limited flexibility to raise taxes
- changes in the ratings assigned to the state's municipal issuers - the legacy of past credit problems of New York City and other issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT
[INDIVIDUAL ICON]
Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1982.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                       CLASS A  CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                                  none      none
 Maximum deferred sales charge                         none(1)   5.00%
 Redemption fee(2)                                     none      none
 Exchange fee                                          none      none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)          0.00%     0.00%
 12b-1 fee(4)                                          0.30%     1.00%
 Other expenses                                        0.40%     0.40%
 Total fund operating expenses (after limitation)(3)   0.70%     1.40%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares               $52     $66      $82      $128
 Class B shares
   Assuming redemption
   at end of period           $64     $74      $97      $149
   Assuming no redemption     $14     $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.50% for each class and total fund operating expenses would be 1.20% for Class A and 1.90% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

10 NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
[DOLLAR ICON]
The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A               11.40(4)   11.87   3.74   12.24   12.17   13.70   (1.05)   7.19   5.37(5)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)


CLASS A -- YEAR ENDED AUGUST 31,                                    1988(1)        1989        1990         1991         1992
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $10.00         $10.48      $11.01       $10.74       $11.29
 Net investment income                                              0.61           0.68        0.67         0.72         0.72
 Net realized and unrealized gain (loss) on investments             0.48           0.55       (0.25)        0.55         0.63

 Total from investment operations                                   1.09           1.23        0.42         1.27         1.35
 Less distributions:
   Dividends from net investment income                            (0.61)         (0.68)      (0.67)       (0.72)       (0.72)
   Distributions from net realized gain on investments sold           --          (0.02)      (0.02)          --        (0.02)
   Total distributions                                             (0.61)         (0.70)      (0.69)       (0.72)       (0.74)
 Net asset value, end of period                                   $10.48         $11.01      $10.74       $11.29       $11.90
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                 11.40(4)       11.87        3.74        12.24        12.17
 Total adjusted investment return at net asset value(3,6) (%)       7.56(4)       11.22        3.05        11.02        11.09

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      4,306          8,795      13,357       20,878       33,806
 Ratio of expenses to average net assets (%)                        1.00(4)        1.00        1.00         0.60         0.60
 Ratio of adjusted expenses to average net assets(7) (%)            4.84(4)        1.65        1.69         1.82         1.68


 Ratio of net investment income (loss) to average net assets (%)    6.11(4)        6.30        6.17         6.57         6.22
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                  2.27(4)        5.65        5.48         5.35         5.14
 Portfolio turnover rate (%)                                          16             10          10           12           48
 Fee reduction per share ($)                                        0.38           0.13        0.08         0.13         0.13



CLASS A -- YEAR ENDED AUGUST 31,                                     1993         1994         1995         1996(2)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                              $11.90       $12.63       $11.73       $11.88
 Net investment income                                               0.68         0.64         0.65         0.33
 Net realized and unrealized gain (loss) on investments              0.87        (0.77)        0.15         0.30

 Total from investment operations                                    1.55        (0.13)        0.80         0.63
 Less distributions:
   Dividends from net investment income                             (0.68)       (0.64)       (0.65)       (0.33)
   Distributions from net realized gain on investments sold         (0.14)       (0.13)          --           --
   Total distributions                                              (0.82)       (0.77)       (0.65)       (0.33)
 Net asset value, end of period                                    $12.63       $11.73       $11.88       $12.18
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                  13.70        (1.05)        7.19         5.37(5)
 Total adjusted investment return at net asset value(3,6) (%)       12.83        (1.58)        6.74         4.97(5)

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      52,444       55,690       55,753       57,770
 Ratio of expenses to average net assets (%)                         0.67         0.70         0.70         0.73(4)
 Ratio of adjusted expenses to average net assets(7) (%)             1.54         1.23         1.15
                                                                                                            1.13(4)

 Ratio of net investment income (loss) to average net assets (%)     5.63         5.28         5.67         5.47(4)
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                   4.76         4.75         5.22         5.07(4)
 Portfolio turnover rate (%)                                           56           23           70           30
 Fee reduction per share ($)                                         0.11         0.06         0.05         0.05


CLASS B -- YEAR ENDED AUGUST 31,                                                                            1996(1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                         --
 Net investment income                                                                                        --
 Net realized and unrealized gain (loss) on investments                                                       --
 Total from investment operations                                                                             --
 Less distributions:
   Dividends from net investment income                                                                       --
   Distributions from net realized gain on investments sold
   Total distributions                                                                                        --
 Net asset value, end of period                                                                               --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                                            --
 Total adjusted investment return at net asset value(3,6) (%)                                                 --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                 --
 Ratio of expenses to average net assets (%)                                                                  --
 Ratio of adjusted expenses to average net assets(7) (%)                                                      --
 Ratio of net investment income (loss) to average net assets (%)                                              --
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                                                            --
 Portfolio turnover rate (%)                                                                                  --
 Fee reduction per share ($)                                                                                  --


(1) Class A shares commenced operations on September 11, 1987. Class B shares commenced operations on September 30, 1996.
(2) Six months ended February 29, 1996. (Unaudited.)
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Unreimbursed, without fee reduction.

                                                NEW YORK TAX-FREE INCOME FUND 11

TAX-FREE BOND FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: TAMBX   CLASS B: TSMBX


GOAL AND STRATEGY
[TARGET ICON]
The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of municipal securities. Under normal circumstances, the fund will place at least 80% of assets in municipal bonds.

PORTFOLIO SECURITIES
[FOLDER ICON]
The fund's municipal bonds may include investment-grade bonds, notes and commercial paper of any maturity. Less than 35% of assets may be invested in municipal bonds rated BB/Ba or B (junk bonds) and their unrated equivalents. The fund may not invest more than 25% of assets in private activity bonds of issuers in any one industry. There is no limit on the fund's investments in issuers located in any one state.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[RISK ICON]
As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities (including municipal securities). Bonds with longer maturities are especially sensitive to interest rate movements.

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT
[INDIVIDUAL ICON]
Thomas C. Goggins has been the leader of the fund's portfolio management team since joining John Hancock Funds in April 1995. A senior vice president of the adviser, Mr. Goggins has been in the investment business since 1986.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                             none      none
 Maximum deferred sales charge                    none(1)   5.00%
 Redemption fee(2)                                none      none
 Exchange fee                                     none      none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee                                   0.55%     0.55%
 12b-1 fee(3,4)                                   0.25%     1.00%
 Other expenses                                   0.29%     0.29%
 Total fund operating expenses(4)                 1.09%     1.84%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                    YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares                $56     $78      $102     $172
 Class B shares
   Assuming redemption
   at end of period            $69     $88      $120     $196
   Assuming no redemption      $19     $58      $100     $196

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(4) Until December 23, 1996, the adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Effective December 23, 1996 the 12b-1 fee will be increased from 0.15% to 0.25% for Class A and from 0.90% to 1.00% for Class B. Prior to the increase, total fund operating expenses would be 0.99% for Class A and 1.74% for Class B.

12 TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS
[Dollar Sign Icon]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)        6.04(6)   14.78    10.97    15.15    (9.28)  20.20  (1.27)(6)
(scale varies from fund to fund)

CLASS A - YEAR ENDED DECEMBER 31,                                  1990(1)    1991        1992         1993
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                          $ 10.00       $ 9.90     $ 10.24     $  10.47
 Net investment income                                            0.71         0.69        0.67         0.62
 Net realized and unrealized gain (loss) on investments          (0.13)        0.72        0.42         0.93
 Total from investment operations                                 0.58         1.41        1.09         1.55
 Less distributions:
   Dividends from net investment income                          (0.68)       (0.68)      (0.68)       (0.62)
   Distributions from net realized gain on investments sold         --        (0.39)      (0.18)       (0.44)
   Total distributions                                           (0.68)       (1.07)      (0.86)       (1.06)
 Net asset value, end of period                               $   9.90      $ 10.24     $ 10.47     $  10.96
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                6.04(6)     14.78       10.97        15.15
 Total adjusted investment return at net asset value(5,7)(%)      5.19(6)     14.40       10.67        14.98
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                   45,437       73,393      99,523      136,521
 Ratio of expenses to average net assets (%)                     0.40(6)       0.60        0.66         0.78
 Ratio of adjusted expenses to average net assets(9) (%)         1.25(6)       0.98        0.96         0.95
 Ratio of net investment income (loss) to average net assets(%)  7.09(6)       6.86        6.46         5.57
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                               6.24(6)       6.48        6.16         5.40
 Portfolio turnover rate (%)                                       64           123          79          116
 Fee reduction per share ($)                                     0.08          0.04        0.03         0.02


CLASS A - YEAR ENDED DECEMBER 31,                                  1994         1995        1996(3)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                            $ 10.96       $ 9.39      $  10.67
 Net investment income                                              0.58         0.57(4)       0.31(4)
 Net realized and unrealized gain (loss) on investments            (1.58)        1.28         (0.45)
 Total from investment operations                                  (1.00)        1.85         (0.14)
 Less distributions:
   Dividends from net investment income                            (0.57)       (0.57)        (0.29)
   Distributions from net realized gain on investments sold           --           --            --
   Total distributions                                             (0.57)       (0.57)        (0.29)
 Net asset value, end of period                                  $  9.39      $ 10.67      $  10.24
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                 (9.28)       20.20         (1.27)(6)
 Total adjusted investment return at net asset value(5,7)(%)       (9.39)       20.08         (1.37)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                    114,539      118,797       569,367
 Ratio of expenses to average net assets (%)                        0.85         0.85          0.85(8)
 Ratio of adjusted expenses to average net assets(9) (%)            0.96         0.97          1.05(8)
 Ratio of net investment income (loss) to average net assets(%)     5.72         5.67          5.81(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                  5.61         5.55          5.61(8)
 Portfolio turnover rate (%)                                         107          113            80
 Fee reduction per share ($)                                        0.01         0.01(4)       0.01(4)

CLASS B - YEAR ENDED DECEMBER 31,                                    1992        1993         1994(2)        1995         1996(3)

 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                              $ 10.24      $ 10.47      $ 10.96      $  9.38       $ 10.67
 Net investment income                                                0.59(4)      0.54         0.50         0.50(4)       0.25(4)
 Net realized and unrealized gain (loss) on investments               0.42         0.93        (1.58)        1.28         (0.43)
 Total from investment operations                                     1.01         1.47        (1.08)        1.78         (0.18)
 Less distributions:
   Dividends from net investment income                             (0.60)        (0.54)       (0.50)       (0.49)        (0.25)
   Distributions from net realized gain on investments sold         (0.18)        (0.44)          --           --            --
   Total distributions                                              (0.78)        (0.98)       (0.50)       (0.49)        (0.25)
 Net asset value, end of period                                   $ 10.47       $ 10.96        $9.38      $ 10.67       $ 10.24
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                  10.15         14.30       (10.05)       19.41         (1.63)(6)
 Total adjusted investment return at net asset value(5,7) (%)        9.85         14.13       (10.16)       19.29         (1.73)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                      18,272        56,384       70,243       76,824        81,123
 Ratio of expenses to average net assets (%)                         1.43          1.53         1.60         1.60          1.60(8)
 Ratio of adjusted expenses to average net assets(9) (%)             1.73          1.70         1.71         1.72          1.80(8)
 Ratio of net investment income (loss) to average net assets (%)     5.57          4.66         4.97         4.90          4.94(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                    5.27         4.49         4.86         4.78          4.74(8)
 Portfolio turnover rate (%)                                            79          116          107          113            80
 Fee reduction per share ($)                                          0.03(4)      0.02         0.01         0.01(4)       0.01(4)

(1) Class A shares commenced operations on January 5, 1990.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3) Six months ended June 30, 1996 (Unaudited).

(4) Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Not annualized.

(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(8) Annualized.

(9) Unreimbursed, without fee reduction.


                                                           TAX-FREE BOND FUND 13

YOUR ACCOUNT


CHOOSING A SHARE CLASS

All John Hancock tax-free income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

Class A                                       Class B

-  Front-end sales charges,                   - No front-end sales charge;
   as described below. There are                all your money goes to
   several ways to reduce these                 work for you right away.
   charges, also described below.
                                              - Higher annual expenses
-  Lower annual expenses                        than Class A shares.
   than Class B shares.
                                              - A deferred sales charge on
                                                shares you sell within six
                                                years of purchase, as
                                                described below.

                                              - Automatic conversion to
                                                Class A shares after eight
                                                years, thus reducing future
                                                annual expenses.


For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:


CLASS A SALES CHARGES

                         AS A % OF        AS A % OF YOUR
 YOUR INVESTMENT         OFFERING PRICE     INVESTMENT

 Up to $99,999              4.50%             4.71%
 $100,000 - $249,999        3.75%             3.90%
 $250,000 - $499,999        3.00%             3.09%
 $500,000 - $999,999        2.00%             2.04%
 $1,000,000 and over        See below

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

CDSC ON $1 MILLION+ INVESTMENTS

 YOUR INVESTMENT                CDSC ON SHARES BEING SOLD

 First $1M - $4,999,999         1.00%

 Next $1 - $5M above that       0.50%

 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

CLASS B DEFERRED CHARGES

 YEARS AFTER PURCHASE            CDSC ON SHARES BEING SOLD

 1st year                        5.00%

 2nd year                        4.00%

 3rd or 4th year                 3.00%

 5th year                        2.00%

 6th year                        1.00%

 After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


14 YOUR ACCOUNT

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Investor Services to add these options (see the back cover of this prospectus).

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each has an individual account, but for sales charge purposes, their investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.

To utilize: contact your financial representative or Investor Services to find out how to qualify.

CDSC WAIVERS As long as Investor Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:

- to make payments through certain systematic withdrawal plans

- to make certain distributions from a retirement plan

- because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Investor Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may invest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Investor Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- government entities that are prohibited from paying mutual fund sales charges

- financial institutions or common trust funds investing $1 million or more for non-discretionary accounts

- selling brokers and their employees and sales representatives

- financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds

- fund trustees and other individuals who are affiliated with these or other John Hancock funds

- individuals transferring assets to a John Hancock tax-free fund from an employee benefit plan that has John Hancock funds

- members of an approved affinity group financial services program

- certain insurance company contract holders (one-year CDSC usually applies)

- participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Investor Services, or consult the SAI.

OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

  - non-retirement account: $1,000

  - group investments: $250

  - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Investor Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.

                                                                 YOUR ACCOUNT 15

BUYING SHARES

OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT

BY CHECK

[CHECK ICON]

- Make out a check for the              - Make out a check for the
  investment amount, payable to           investment amount payable to
  "John Hancock Investor Services         "John Hancock Investor Services
  Corporation."                           Corporation."

- Deliver the check and your            - Fill out the detachable
  completed application to your           investment slip from an account
  financial representative, or mail       statement. If no slip is
  them to Investor Services               available, include a note
  (address on next page).                 specifying the fund name, your
                                          share class, your account number
                                          and the name(s) in which the
                                          account is registered.

                                        - Deliver the check and your
                                          investment slip or note to your
                                          financial representative, or mail
                                          them to Investor Services
                                          (address on next page).

BY EXCHANGE

[EXCHANGE ICON]

- Call your financial                   - Call Investor Services to request
  representative or Investor              an exchange.
  Services to request an exchange.

BY WIRE

[WIRE ICON]

- Deliver your completed                - Instruct your bank to wire the
  application to your financial           amount of your investment to:
  representative, or mail it to           First Signature Bank & Trust
  Investor Services.                      Account # 900000260
                                          Routing # 211475000
- Obtain your account number by           Specify the fund name, your share
  calling your financial                  class, your account number and
  representative or Investor              the name(s) in which the account
  Services.                               is registered. Your bank may
                                          charge a fee to wire funds.
- Instruct your bank to wire the
  amount of your investment to:
  First Signature Bank & Trust
  Account # 900000260
  Routing # 211475000
  Specify the fund name, your
  choice of share class, the new
  account number and the name(s) in
  which the account is registered.
  Your bank may charge a fee to
  wire funds.

BY PHONE

[PHONE ICON]

See "By wire" and "By exchange."        - Verify that your bank or credit
                                          union is a member of the
                                          Automated Clearing House (ACH)
                                          system.

                                        - Complete the "Invest-By-Phone"
                                          and "Bank Information" sections
                                          on your account application.

                                        - Call Investor Services to verify
                                          that these features are in place
                                          on your account.

                                        - Tell the Investor Services
                                          representative the fund name,
                                          your share class, your account
                                          number, the name(s) in which the
                                          account is registered and the
                                          amount of your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16  YOUR ACCOUNT

SELLING SHARES

DESIGNED FOR                            TO SELL SOME OR ALL OF YOUR SHARES

BY LETTER

[LETTER ICON]

- Accounts of any type.                 - Write a letter of instruction or
                                          complete a stock power indicating
- Sales of any amount.                    the fund name, your share class,
                                          your account number, the name(s)
                                          in which the account is
                                          registered and the dollar value
                                          or number of shares you wish to
                                          sell.

                                        - Include all signatures and any
                                          additional documents that may be
                                          required (see next page).

                                        - Mail the materials to Investor
                                          Services.

                                        - A check will be mailed to the
                                          name(s) and address in which the
                                          account is registered, or
                                          otherwise according to your
                                          letter of instruction.

BY PHONE

[PHONE ICON]

- Most accounts.                        - For automated service 24 hours a
                                          day using your touch-tone phone,
- Sales of up to $100,000.                call the EASI-Line at
                                          1-800-338-8080.

                                        - To place your order with a
                                          representative at John Hancock
                                          Funds, call Investor Services
                                          between 8 A.M. and 4 P.M. on most
                                          business days.

BY WIRE OR ELECTRONIC FUNDS
TRANSFER (EFT)

[WIRE ICON]

- Requests by letter to sell any        - Fill out the "Telephone
  amount (accounts of any type).          Redemption" section of your new
                                          account application.
- Requests by phone to sell up to
  $100,000 (accounts with telephone     - To verify that the telephone
  redemption privileges).                 redemption privilege is in place
                                          on an account, or to request the
                                          forms to add it to an existing
                                          account, call Investor Services.

                                        - Amounts of $1,000 or more will be
                                          wired on the next business day. A
                                          $4 fee will be deducted from your
                                          account.

                                        - Amounts of less than $1,000 may
                                          be sent by EFT or by check. Funds
                                          from EFT transactions are
                                          generally available by the second
                                          business day. Your bank may
                                          charge a fee for this service.

BY EXCHANGE

[EXCHANGE ICON]

- Accounts of any type.                 - Obtain a current prospectus for
                                          the fund into which you are
- Sales of any amount.                    exchanging by calling your
                                          financial representative or
                                          Investor Services.

                                        - Call Investor Services to request
                                          an exchange.

ADDRESS
John Hancock Investor Services Corporation
P.O. Box 9116 Boston, MA  02205-9116

PHONE
1-800-225-5291

Or contact your financial representative for instructions and assistance.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                 YOUR ACCOUNT 17

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

- your address of record has changed within the past 30 days

- you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

- a broker or securities dealer

- a federal savings, cooperative or other type of bank

- a savings and loan or other thrift institution

- a credit union

- a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

SELLER                                  REQUIREMENTS FOR WRITTEN REQUESTS

[LETTER ICON]

Owners of individual, joint, sole       - Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or      - On the letter, the signatures and
general partner accounts.                 titles of all persons authorized
                                          to sign for the account, exactly
                                          as the account is registered.

                                        - Signature guarantee if applicable
                                          (see above).

Owners of corporate or association      - Letter of instruction.
accounts.
                                        - Corporate resolution, certified
                                          within the past 90 days.

                                        - On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the
                                          account.

                                        - Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust             - Letter of instruction.
accounts.
                                        - On the letter, the signature(s)
                                          of the trustee(s).

                                        - If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within
                                          the past 60 days.

                                        - Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        - Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.

                                        - Copy of death certificate.

                                        - Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       - Letter of instruction signed by
                                          executor.

                                        - Copy of order appointing
                                          executor.

                                        - Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           - Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


18  YOUR ACCOUNT

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Investor Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Investor Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Investor Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of your John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange privilege at any time, upon 60 days' notice to its shareholders. A fund may also refuse any exchange order.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Investor Services. Certificated shares can only be sold by returning the certificates to Investor Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten calendar days after the purchase.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- After every transaction (except a dividend reinvestment) that affects your account balance.

- After any changes of name or address of the registered owner(s).

- In all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.


                                                                 YOUR ACCOUNT 19

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short- and long-term capital gains are taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are not exempt from state and local income taxes.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Investor Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Investor Services Corporation." Deliver your check and application to your financial representative or Investor Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Investor Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Investor Services at 1-800-225-5291.


20 YOUR ACCOUNT

FUND DETAILS

BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock tax-free income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock tax-free income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").


[THE FOLLOWING CHART IS SET IN PYRAMID STYLE]



                                  SHAREHOLDERS

  Distribution and            FINANCIAL SERVICES FIRMS AND
shareholder services             THEIR REPRESENTATIVES
                          Advise current and prospective share-
                         holders on their fund investments, often
                       in the context of an overall financial plan.

        PRINCIPAL DISTRIBUTOR                        TRANSFER AGENT
      John Hancock Funds, Inc.       John Hancock Investor Services Corporation
       101 Huntington Avenue                         P.O. Box 9116
       Boston, MA 02199-7603                      Boston, MA 02205-9116
 Markets the funds and distributes     Handles shareholder services, including
  shares through selling brokers,            record-keeping and statements,
   financial planners and other              distribution of dividends and
    financial representatives.            processing of buy and sell requests.

        INVESTMENT ADVISER                      CUSTODIAN
  John Hancock Advisers, Inc.         Investors Bank & Trust Co.         Asset
     101 Huntington Avenue                 89 South Street            management
     Boston, MA 02199-7603                  Boston, MA 02111
Manages the funds' business and    Holds the funds' assets, settles all
     investment activities.         portfolio trades and collects most
                                    of the valuation data required for
                                       calculating each fund's NAV.


                                    TRUSTEES
                        Supervise the funds' activities.

                                                                 YOUR ACCOUNT 21

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation for 1996 will not exceed 0.02% of each fund's average net assets.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS AND POLICIES Except for Massachusetts and New York Tax-Free Income Funds, each fund's investment goal is fundamental and may only be changed with shareholder approval. Each fund's policy of investing at least 80% in municipal securities is fundamental and may not be changed without shareholder approval. The High Yield Tax-Free Fund's 80% credit policy is also fundamental.

DIVERSIFICATION Except for the Massachusetts and New York Tax-Free Income Funds, all of the tax-free income funds are diversified.

SALES COMPENSATION
As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

CLASS B UNREIMBURSED DISTRIBUTION EXPENSES (1)

                                       UNREIMBURSED           AS A % OF
 FUND                                    EXPENSES             NET ASSETS

 California Tax-Free Income             $3,275,187               3.99%

 High Yield Tax-Free                    $5,853,826               3.77%

 Massachusetts Tax-Free Income          N/A                      N/A

 New York Tax-Free Income               N/A                      N/A

 Tax-Free Bond                          $3,009,557               4.07%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears. Firms affiliated with John Hancock, which include Tucker Anthony, Sutro & Company and John Hancock Distributors, may receive an additional fee of up to 0.05% a year of their total eligible net assets.

To compensate for continuing services, John Hancock Funds will pay Merrill Lynch, Pierce, Fenner & Smith, Inc. an annual fee equal to 0.15% the value of Class A shares held by its customers for more than four years.


22 FUND DETAILS

CLASS A INVESTMENTS

                                                        MAXIMUM
                               SALES CHARGE             REALLOWANCE              FIRST YEAR               MAXIMUM
                               PAID BY INVESTORS        OR COMMISSION            SERVICE FEE              TOTAL COMPENSATION(1)
                               (% of offering price)    (% of offering price)    (% of net investment)    (% of offering price)

 Up to $99,999                  4.50%                    3.76%                    0.25%                    4.00%

 $100,000 - $249,999            3.75%                    3.01%                    0.25%                    3.25%

 $250,000 - $499,999            3.00%                    2.26%                    0.25%                    2.50%

 $500,000 - $999,999            2.00%                    1.51%                    0.25%                    1.75%

 REGULAR INVESTMENTS OF
 $1 MILLION OR MORE

 First $1M - $4,999,999         --                       0.75%                    0.25%                    1.00%

 Next $1 - $5M above that       --                       0.25%                    0.25%                    0.50%

 Next $1 and more above that    --                       0.00%                    0.25%                    0.25%

 WAIVER INVESTMENTS(2)          --                       0.00%                    0.25%                    0.25%

                MAXIMUM
                REALLOWANCE              FIRST YEAR               MAXIMUM
                OR COMMISSION            SERVICE FEE              TOTAL COMPENSATION
                (% of offering price)    (% of net investment)    (% of offering price)

 All amounts    3.75%                    0.25%                    4.00%

(1)Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2)Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


                                                                 FUND DETAILS 23

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any bond fund, there is no guarantee that a John Hancock tax-free income fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

- HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, such as earthquakes and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political actions of any sort.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


                                                                 FUND DETAILS 24

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

Z  Percent of total assets (italic type)

10 Percent of net assets (roman type)

l  No policy limitation on usage; fund may be using currently

0  Permitted, but has not typically been used

-- Not permitted

                                                             CALIFORNIA       HIGH      MASSACHUSETTS   NEW YORK
                                                              TAX-FREE       YIELD        TAX-FREE      TAX-FREE      TAX-FREE
                                                               INCOME       TAX-FREE       INCOME        INCOME         BOND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
BORROWING; REVERSE REPURCHASE AGREEMENTS  The
borrowing of money from banks or through reverse
repurchase agreements. Leverage, credit risks.                    15          33.3(1)       33.3          33.3            15

REPURCHASE AGREEMENTS  The purchase of a security that
must later be sold back to the issuer at the same
price plus interest. Credit risk.                                  l             l             l             l             l

SECURITIES LENDING  The lending of securities to
financial institutions, which provide cash or
government securities as collateral. Credit risk.               33.3            --          33.3          33.3          33.3

SHORT-TERM TRADING  Selling a security soon after
purchase. A portfolio engaging in short-term trading
will have higher turnover and transaction expenses
Market risk.                                                       l             l             l             l             l

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS  The
purchase or sale of securities for delivery at a
future date; market value may change before delivery
Market, opportunity, leverage risks.                               l             l             l             l             l

------------------------------------------------------------------------------------------------------------------------------

CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE DEBT SECURITIES  Debt securities
rated below BBB/Baa are considered junk bonds. Credit,
market, interest rate, liquidity, valuation,
information risks.                                                20            85          33.3          33.3            35

PRIVATE ACTIVITY BONDS  Municipal debt obligations
that are backed primarily by revenues from
non-governmental entities. Credit, information,
interest rate, political, natural event risks.                     l             l             l             l             l

RESTRICTED AND ILLIQUID SECURITIES  Securities not
traded on the open market. May include illiquid Rule
144A securities. Liquidity, valuation, market risks.              10            10            15            15            10

------------------------------------------------------------------------------------------------------------------------------

UNLEVERAGED DERIVATIVE SECURITIES

PARTICIPATION INTERESTS  Securities representing an
interest in another security, often a municipal lease
obligation (MLO). MLOs are not backed by the full
faith and credit of the issuing municipality. Credit,
information, interest rate, liquidity, valuation risks.            l             l             l             l             l

------------------------------------------------------------------------------------------------------------------------------

LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS; SECURITIES AND INDEX
OPTIONS Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.

- Futures and related options. Interest rate, market,
  hedged or speculative leverage, correlation,
  liquidity, opportunity risks.                                    l             l             l             l             l

- Options on securities and indices. Interest rate,
  market, hedged or speculative leverage, correlation,
  liquidity, credit, opportunity risks.                            0             0             0             0             0

STRUCTURED SECURITIES Leveraged and/or indexed debt
securities, including principal-only and interest-only
securities, leveraged floating rate securities and
others. These securities tend to be highly sensitive
to interest rate movements and their performance may
not correlate to such movements in a conventional
fashion. Credit, interest rate, market, speculative
leverage, liquidity, valuation risks.                              l             l             l             l             l

SWAPS, CAPS, FLOORS, COLLARS OTC contracts involving
the right or obligation to receive or make payments
based on two different income streams. Correlation,
credit, currency, interest rate, hedged or speculative
leverage, liquidity, valuation risks.                              0             0             0             0             0

(1) Applies to reverse repurchase agreements. Other borrowings are limited to 15% of total assets.


                                                                 FUND DETAILS 25

ANALYSIS OF FUNDS WITH 5% OR MORE IN JUNK BONDS(1)

 QUALITY RATING
(S&P/MOODY'S)(2)                      HIGH YIELD TAX-FREE FUND     TAX-FREE BOND FUND

INVESTMENT-GRADE BONDS

 AAA/Aaa                                        10.32%                     22.6%

 AA/Aa                                           1.69%                      4.8%

 A/A                                             4.76%                     14.9%

 BBB/Baa                                        31.42%                     51.1%

JUNK BONDS

 BB/Ba                                          45.12%                      5.3%

 B/B                                             1.63%                      0.9%

 CCC/Caa                                         0.00%                     0.00%

 CC/Ca                                           0.00%                     0.00%

 C/C                                             0.00%                     0.00%

 % OF PORTFOLIO IN BONDS                       100.0                       99.6

(1) Data as of fund's last fiscal year end.

(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


26 FUND DETAILS

FOR MORE INFORMATION

-------------------------------------------------------------------------------

Two documents are available that          To request a free copy of the current
offer further information on John         annual/semi-annual report or SAI,
Hancock tax-free income funds:            please write or call:

ANNUAL/SEMI-ANNUAL                        John Hancock Investor Services
REPORT TO SHAREHOLDERS                    Corporation
Includes financial statements,            P.O. Box 9116
detailed performance information,         Boston, MA 02205-9116
portfolio holdings, a statement from      Telephone: 1-800-225-5291
portfolio management and the              EASI-Line: 1-800-338-8080
auditor's report.                         TDD: 1-800-544-6713

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed
information on all aspects of the
funds. The current annual/
semi-annual report is included
in the SAI.

A current SAI has been filed with
the Securities and Exchange
Commission and is incorporated
by reference (is legally a part of this
prospectus).



JOHN HANCOCK FUNDS
A Global Investment Management Firm
101 Huntington Avenue
Boston, Massachusetts 02199-7603

[JOHN HANCOCK LOGO]                           (C) 1996 John Hancock Funds, Inc.
                                                                     TEXPN 9/96

CHURCHILL LETTER

                                                                 Date






                                IMPORTANT NOTICE

Dear Shareholder,

Recently you received proxy materials asking for your vote on a proposal affecting your John Hancock fund investment. If you have already returned your proxy voting card, we thank you for your attention to this important issue. If you have not filled out your proxy card, we ask that you take the time now to either fill out and return the proxy ballot card you received or call in your vote following the instructions outlined below. your prompt response will help avoid the cost of additional mailings. The special meeting of the John Hancock Managed Tax-Exempt Fund will be held on November 14, 1996.

Because your prompt response will save your fund the expense of additional mailings, we have established a way for you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to use this ProxyGram procedure. Simply follow the steps outlined below.


           TOLL-FREE OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                         AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram vote to ID No.(8833) John Hancock Managed Tax-Exempt Fund.

3.   State your name, address and telephone number.

4.   State your confidential account number and number of shares as shown below:

                    Confidential account number    :
                    Number of shares    :

Dear Fellow Managed Tax-Exempt Fund Shareholder,

In June we asked you to approve several proposals designed to increase the administrative efficiency of your Fund. Since that time, however, we have determined that the merger of your Fund with John hancock Tax-Free Bond Fund would be more beneficial to you. Accordingly, we will reimburse your Fund for the cost of the June proxy.

At a special meeting of shareholders on November 14, 1996 at 9:00 A.M., you will be asked to approve the merger of your Fund into the Tax-Free Bond Fund.

           YOUR BOARD OF TRUSTEES HAS ALREADY UNANIMOUSLY APPROVED THE
          PROPOSED MERGER, BELIEVING IT TO BE APPROPRIATE, GIVEN THAT
                BOTH FUNDS PURSUE A SIMILAR INVESTMENT OBJECTIVE.

We believe this merger will benefit you in several respects, including:

* Greater Cost Efficiencies. Your Trustees believe that combining these two Funds may benefit shareholders by allowing for reduced costs in investment research, operations and other important areas. By creating a larger Fund, the merger may lead to a reduction in long-term expenses.

* Increased Portfolio Diversification. By combining both Funds' assets into a single portfolio, the Tax-Free Bond Fund will be able to achieve greater diversification. Diversification is a known and proven technique in reducing investment risk.

Your Vote Is Important!
No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the attached proxy ballot form to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage paid envelope.

If you have any questions please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 AM and 8:00 PM Eastern time.

                                             Sincerely,


                                             Edward J. Boudreau, Jr.
                                             Chairman and CEO



                      JOHN HANCOCK MANAGED TAX-EXEMPT FUND
               101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199
               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 14, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Managed Tax-Exempt Fund ("Managed Tax-Exempt Fund" or the "Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Managed Tax-Exempt Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on November 14, 1996 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated September 30, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:


                                            PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE

                                            Date __________________, 1996

                                             NOTE: Signature(s) should agree
                                             with name(s) printed herein. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             -----------------------------------
                                             Signature(s)

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM





THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

     (1) To approve an Agreement and Plan of Reorganization between Managed Tax-Exempt Fund and John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund") providing for Tax-Free Bond Fund's acquisition of all of Managed Tax-Exempt Fund's assets in exchange solely for the assumption of Managed Tax-Exempt Fund's liabilities, and the issuance of Class A and Class B shares of Tax-Free Bond Fund to Managed Tax-Exempt Fund for distribution to its shareholders.

               ----                         ----                        ----
     FOR      |____|               AGAINST |____|             ABSTAIN  |____|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.